EXHIBIT 10.39


                            *************************

                                      Lease

                                  Boulevard 40
                              Northbrook, Illinois

                           ***************************

                                     Between


                                  Medicon, Inc.
                                  -------------
                                    (Tenant)


                                       and



                           Teachers Realty Corporation
                                   (Landlord)

                                      Lease

                                  Boulevard 40
                              Northbrook, Illinois

                                                                            Page
                                                                            ----

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . iv

SCHEDULE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
1.   LEASING AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
2.   RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     A.   Kinds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     B.   Payments of Operating Cost  . . . . . . . . . . . . . . . . . . . .
          Share Rent and Tax Share Rent . . . . . . . . . . . . . . . . . . .  2
     C.   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     D.   Rules of Interpretation and
          Computation of Base Rent and Rent Adjustments . . . . . . . . . . .  6
3.   PREPARATION AND CONDITION OF PREMISES,
      POSSESSION AND SURRENDER OF PREMISES  . . . . . . . . . . . . . . . . .  8
4.   PROJECT SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     A.   Heat and Air Conditioning . . . . . . . . . . . . . . . . . . . . .  9
     B.   Elevators . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     C.   Electricity . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     D.   Water . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     E.   Janitorial Service  . . . . . . . . . . . . . . . . . . . . . . . . 11
     F.   Window Washing  . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     G.   Interruption of Service . . . . . . . . . . . . . . . . . . . . . . 11
5.   ALTERATIONS AND REPAIRS  . . . . . . . . . . . . . . . . . . . . . . . . 11
6.   USES OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
7.   BUILDING RULES AND GOVERNMENTAL
      REGULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
8.   CLAIMS; INSURANCE; LIABILITY . . . . . . . . . . . . . . . . . . . . . . 14
9.   FIRE AND OTHER CASUALTY  . . . . . . . . . . . . . . . . . . . . . . . . 16
10.  RIGHTS RESERVED TO THE LANDLORD  . . . . . . . . . . . . . . . . . . . . 17
     A.   Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     B.   Signs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     C.   Windows . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     D.   Service Contracts . . . . . . . . . . . . . . . . . . . . . . . . . 17
     E.   Keys  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     F.   Access for Repairs, etc.  . . . . . . . . . . . . . . . . . . . . . 18
     G.   Occupancy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     H.   Rights to Conduct Businesses  . . . . . . . . . . . . . . . . . . . 18
     I.   Heavy Equipment . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     J.   Show Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     K.   Close Project . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     L.   Substitution of Space . . . . . . . . . . . . . . . . . . . . . . . 18
     M.   Use of Lock Box by Landlord . . . . . . . . . . . . . . . . . . . . 19
     N.   Repairs and Alterations . . . . . . . . . . . . . . . . . . . . . . 19
     O.   Mail Chutes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     P.   Other Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
11.  DEFAULT AND LANDLORD'S REMEDIES  . . . . . . . . . . . . . . . . . . . . 20
     A.   Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     B.   Landlord's Remedies . . . . . . . . . . . . . . . . . . . . . . . . 21
12.  HOLDOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
13.  SUBORDINATION TO MORTGAGES,
      TRUST DEEDS AND GROUND LEASES . . . . . . . . . . . . . . . . . . . . . 25
     A.   Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     B.   Termination of Ground Lease or
           Foreclosure of Mortgage  . . . . . . . . . . . . . . . . . . . . . 25
     C.   Security Deposit  . . . . . . . . . . . . . . . . . . . . . . . . . 26
     D.   Notice and Right to Cure  . . . . . . . . . . . . . . . . . . . . . 26
14.  ASSIGNMENT AND SUBLETTING BY TENANT  . . . . . . . . . . . . . . . . . . 27

15.  SALE BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
16.  ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . 29
17.  SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
18.  EXCUSE BY LANDLORD'S
      INABILITY TO PERFORM; LANDLORD'S DEFAULT  . . . . . . . . . . . . . . . 30
19.  PERSONAL PROPERTY AND TENANT FIXTURES  . . . . . . . . . . . . . . . . . 30
20.  NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
21.  QUIET POSSESSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
22.  REAL ESTATE BROKER . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
23.  CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
24.  SPRINKLERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
25.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     A.   Covenants Binding on Successors . . . . . . . . . . . . . . . . . . 32
     B.   Date Payments Are Due . . . . . . . . . . . . . . . . . . . . . . . 32
     C.   Meaning of "Re-entry"
           and "Landlord" . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     D.   Time is of the Essence  . . . . . . . . . . . . . . . . . . . . . . 32
     E.   No Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     F.   Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     G.   Governing Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     H.   Lease Modification  . . . . . . . . . . . . . . . . . . . . . . . . 32
     I.   No Oral Modification  . . . . . . . . . . . . . . . . . . . . . . . 33
     J.   Litigation and Arbitration Costs  . . . . . . . . . . . . . . . . . 33
     K.   Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     L.   Remedies and Rights May Be Exercised by Landlord In
           Its Own Name; Authority to Execute This Lease  . . . . . . . . . . 33
     M.   Payments to Affiliates  . . . . . . . . . . . . . . . . . . . . . . 33
     N.   Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . 33
     O.   Landlord's Title  . . . . . . . . . . . . . . . . . . . . . . . . . 34
     P.   Light and Air Rights  . . . . . . . . . . . . . . . . . . . . . . . 34
     Q.   Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     R.   Landlord's Agents . . . . . . . . . . . . . . . . . . . . . . . . . 34
     S.   Terms "Landlord" and "Tenant" . . . . . . . . . . . . . . . . . . . 34
     T.   Rent Not Based on Income  . . . . . . . . . . . . . . . . . . . . . 34
     U.   Exclusivity . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     V.   No Recording by Tenant  . . . . . . . . . . . . . . . . . . . . . . 34
26.  UNRELATED BUSINESS INCOME  . . . . . . . . . . . . . . . . . . . . . . . 34
27.  EXCULPATORY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . 35
28.  Extension Option . . . . . . . . . . . . . . . . . . . . . . . . . . .  36A
29.  Parking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36D
30.  Right of First Offer . . . . . . . . . . . . . . . . . . . . . . . . .  36D
31.  Tenant Construction Allowance  . . . . . . . . . . . . . . . . . . . .  36F
32.  Building Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36F
33.  Signage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36F
34.  Expansion Options  . . . . . . . . . . . . . . . . . . . . . . . . . .  36G

APPENDIX A -   PLAN OF THE PREMISES

APPENDIX B -   CLEANING SCHEDULE

APPENDIX C -   RULES AND REGULATIONS

APPENDIX D. -  TENANT IMPROVEMENT WORK AGREEMENT
               1.   LANDLORD'S WORK
               2.   ADDITIONAL WORK
               3.   COMMENCEMENT OF RENT
               4.   ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM
               5.   MISCELLANEOUS

EXHIBIT A TO TENANT IMPROVEMENT WORK AGREEMENT - BUILDING STANDARDS

APPENDIX E - MORTGAGES CURRENTLY AFFECTING THE PROJECT

                                   DEFINITIONS

Term                                         Section in which
- ----
                                             Term is Defined
                                             ---------------

1.   Acceptable Contractors                       1 (Appendix D)
2.   Additional Rent                              2A (4)
3.   Additional Work                              1 (Appendix D)
4.   Architectural Plans                          1 (Appendix D)
5.   Base Rent                                    2A (1)
6.   Build-Out                                    1 (Appendix D)
7.   Building                                     Preamble
8.   business hours                               4A
9.   Cessation Period                             2 (A) 1
10.  Commencement Date                            1
11.  Completion Date                              3 (Appendix D)
12.  Corporate Base Rate                          2D (3)
13.  Engineering Plans                            2 (Appendix D)
14.  Excess Construction Allowance                30
15.  First                                        2D (3)
16.  First Abatement Period                       2 (A) 1
17.  fiscal year                                  2C (3)
18.  Force Majeure                                18
19.  Ground Lease(s)                              2C (2)
20.  Holidays                                     4A
21.  Included Capital Items                       2C (2)
22.  Land                                         Preamble
23.  Landlord                                     Preamble (see also 25C)
24.  Landlord's Charge                            1 (Appendix D)
25.  Landlord's Contractor                        1 (Appendix D)
26.  Landlord's ROFO Notice                       30
27.  Landlord's Work                              1 (Appendix D)
28.  Lease                                        Preamble
29.  Lease Year                                   2 (A) 1
30.  Market Rate                                  28
31.  mortgage                                     13B (3)
32.  mortgagee                                    13B (3)
33.  new premises                                 10 (L)
34.  Operating Cost Share Rent                    2A (2)
35.  Operating Costs                              2C (2)
36.  Operating Cost Report                        2B (2)
37.  Premises                                     Preamble
38.  Prior Tenant                                 30
39.  Project                                      Preamble
40.  Qualified Appraiser                          28
41.  Reconstruction Delays                        9C
42.  Renewal Term                                 28
43.  re-enter, re-entry                           25C
44.  Rent Tax                                     2C (1)
45.  Rental Agents                                2A
46.  Representations                              25N
47.  Required Improvements                        9B
48.  ROFO Space                                   30
49.  Schedule                                     Preamble
50.  Second Abatement Period                      2 (A) 1
51.  Subject ROFO Space                           30
52.  Taxes                                        2C (1)
53.  Tax Report                                   2B (3)
54.  Tax Share Rent                               2A (3)
55.  Tenant                                       Preamble
56.  Tenant Construction Allowance                31

57.  Tenant's Proportionate Share                 2 (C) (4)
58.  Term                                         1
59.  Termination Date                             1
60.  trust deed                                   13B (3)
61.  Unmatured Event of Default                   28
62.  Work                                         5A

                                      LEASE

                                  Boulevard 40
                              Northbrook, Illinois

     THIS INDENTURE (this "Lease") is made as of the 10th day of August, 1992
                                                     ----        -------   --
between Teachers Realty Corporation, an Ohio corporation (the "Landlord") and the tenant named in Item 1 of the Schedule (the "Tenant"). The term "Project" when used herein refers to the land (the "Land") and the building (the "Building") currently known as "Boulevard 40" (including, without limitation, any and all easements adjacent thereto) situated at 40 Skokie Boulevard, Northbrook, Illinois, together with the vehicular drives and all other structures and improvements now or hereafter located on the Land. "Premises" when used herein refers to that part of the Project leased to Tenant.

     The following Schedule (the "Schedule") is an integral part of this Lease.

                                    SCHEDULE

1.   Name of Tenant:     MEDICON, INC.
                         ------------------------------------
2.   Floor(s) or room(s) of Premises: the entire fifth (5th) floor
                                      ---------------------------------
3.   Net Rentable Square Feet:     19,025        square feet
                                   -------------
4.   Tenant's Use of Premises:     general office
                                   ---------------------------------------
5.   Base Rent for the first and second Lease Years:   $68,680.25
                                                       -------------------
     ($3.61      per rentable square foot) see Page 2A for continuation
     -----------
6.   Monthly installments of Base Rent for the first and second Lease Years:
     $5,723.35
     ---------
7.   Tenant's Proportionate Share: 17,961
                                   -----------------------------------------
8.   Rent Abatement:     see page 2B
                         ---------------------------------------------------
9.   Security Deposit:   $ See Section 17
                         ---------------------------------------------------
10.  Tenant's address for notices before
      possession date:   1500 Skokie Boulevard, Northbrook, Illinois, 60062
                         ----------------------------------------------------
11.  Tenant's Real Estate Broker used for this
      Lease:   The Palmer Group
               ---------------------------------------------------------------
12.  Tenant Improvements, if any:  see Appendix D
                                   -------------------------------------------
13.  Date Tenant Plans are due from Tenant
      including special work, if any:
                                        --------------------------------------
14.  Commencement Date:  September 1, 1992
                         -----------------------------------------------------
15.  Term/Termination Date:   seven (7)             years/ending 8/31/99    ,
                              ----------------------            -------------
     eighty-four (84)   calendar months after the Commencement Date, provided
     ------------------
     that if the Commencement Date is not the first day of a calendar month, the
     Term shall end eighty-four (84)     calendar months after the first day of
                    --------------------
     the calendar month immediately succeeding the calendar month in which the Commencement Date occurs, unless extended as herein provided.

*Subject to expiration of the Tenant's entitlements pursuant to the First Abatement Period and the Second Abatement Period described in Section 2A (1).









                                         - 1 -

     1. LEASING AGREEMENT. Landlord leases to Tenant, and Tenant leases from Landlord, for the term (the "Term") set forth on the Schedule, commencing on the commencement date (the "Commencement Date") set forth on the Schedule and ending on the termination date (the "Termination Date") set forth on the Schedule, unless sooner terminated or extended as herein provided, the Premises described on the Schedule and outlined on the plan attached hereto and made a part hereof as Appendix A. The Premises constitute a portion of the Building located on the Land. As provisions of said Lease, Landlord and Tenant covenant and agree as follows:

     2.   RENT.

     A.   KINDS. Tenant agrees to pay rent to Landlord's building manager at its
          ------
office located at 181 West Madison Street, Chicago, Illinois 60602 or to such other person or at such other place as Landlord from time to time designates in a written notice to Tenant, with Tenant's check, or in coin or currency which at the time of payment is legal tender for the payment of public and private debts in the United States of America, the aggregate of the following, all of which are rent reserved under this Lease:

          (1)  Base Rent to be paid in monthly installments in advance on or
               ---------
     before the first day of each month of the Term of this Lease in the amount set forth on the Schedule.

          (2)  Operating Cost Share Rent in an amount equal to the Tenant's
               -------------------------
     Proportionate Share of the Operating Costs for the applicable fiscal year of the Lease. Operating Cost Share Rent shall be paid monthly in advance in an estimated amount, as adjusted by Landlord from time to time. Definitions of Operating Costs, Tenant's Proportionate Share and the method for billing and payment of Operating Cost Share Rent are set forth in Sections 2B and 2D.

          (3). Tax Share Rent  in an amount equal to the Tenant's Proportionate
               ---------------
     Share of the Taxes for the applicable fiscal year of the Lease. Tax Share Rent shall be paid monthly in advance in an estimated amount, as adjusted by Landlord from time to time. Definitions of Taxes, Tenant's Proportionate Share and the method for billing and payment of Tax Share Rent are set forth in Sections 2B and 2D.

          (4). Additional Rent consisting of all of the sums, liabilities,
               ---------------
     obligations, and other amounts (excepting Base Rent, Operating Cost Share Rent and Tax Share Rent) which Tenant is required to pay or discharge pursuant to this Lease (including, without limitation, any amounts which this Lease provides shall be Tenant's cost or expense), together with interest for late payment thereon, all as hereafter provided.

          B.   Payment of Operating Cost Share Rent and Tax Share Rent.
               --------------------------------------------------------

          (1)  Payment of Estimated Operating Cost Share Rent and Tax Share
               ------------------------------------------------------------
     Rent. Landlord shall estimate the Operating Costs and Taxes of the Project
     -----
     from time to time each year. Such estimates may be revised by Landlord whenever it obtains information relevant to making such estimates more accurate. Such estimates

                                       -2-

                                      -2A-

CONTINUATION OF SECTION 2A(1).
- -----------------------------

     The Base Rent applicable to the third through seventh Lease Years shall be paid in monthly installments in advance on or before the first day of each month during such period as follows:

                              Annual                  Monthly Installment
 Period                     Base Rent                     of Base Rent
 ------                     ---------                 -------------------

 Third Lease Year           $87,705.25                $7,308.77
    through                 ($4.61 x 19,025
 Seventh Lease Year         rentable square feet

     For purposes of this Lease, "Lease Year" shall mean each consecutive twelve-month period beginning with the Commencement Date, except that if the Commencement Date is other than the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the date twelve months after the last day of the calendar month in which the Commencement Date occurs, and each subsequent Lease Year shall be the period of twelve months following the last day of the prior Lease Year.

     Notwithstanding the provisions contained in this Section 2A (1) of the Lease, and subject to the conditions set forth in the immediately succeeding paragraph, Tenant shall be entitled to the following:

          (i) the right to occupy the entire Premises for the first twelve consecutive calendar months of the Term of the Lease beginning on the Commencement Date (the "First Abatement Period") without the payment or
                            ------------------------
     accrual of liability for the monthly installments of Base Rent, Operating Cost Share Rent, or Tax Share Rent provided for in this Section 2A (1) falling due during the First Abatement Period, but with the accrual of and full liability for all other obligations and payments required during the First Abatement Period, if any; and

          (ii) the right to occupy 7,025 rentable square feet of the Premises for the first six consecutive calendar months of the Term of the Lease beginning on the last day of the First Abatement Period (the "Second
                                                                   ------
     Abatement Period") without the payment or accrual of liability for the
     -----------------
     monthly installments of Base Rent, Operating Cost Share Rent, or Tax Share Rent provided for in this Section 2A(1) falling due

                                      -2B-

CONTINUATION OF SECTION 2A(1).
- -----------------------------

     during the Second Abatement Period, but with the accrual of and full liability for: (a) Base Rent, Operating Share Rent, and Tax Share Rent with respect to the remaining 12,000 rentable square feet of the Premises; and
     (b) all other obligations and payments with respect to the entire Premises required during the Second Abatement Period, if any.

Tenant's obligation to make payments of Base Rent after the end of each of the First Abatement Period and the Second Abatement Period shall commence immediately after the respective termination of each of the First Abatement Period and the Second Abatement Period, and such appropriate amounts shall be due and payable on the first day after the end of each of the First Abatement Period and the Second Abatement Period. In the event that the Commencement Date Is other than the first day of a calendar month, then the First Abatement
Period shall be deemed to consist of the initial partial calendar month, plus the next twelve consecutive calendar months, provided that only the following portion of the twelfth full calendar month shall be included: there shall be included with respect to such twelfth full calendar month, the number of days in such month so that the sum of such number plus the number of days in the first partial calendar month of the First Abatement Period shall equal 31 days, and Tenant's obligation to make payments of Base Rent, Operating Cost Share Rent, and Tax Share Rent after the First Abatement Period shall commence immediately thereafter and the amounts payable after the end of the First Abatement Period shall be prorated for the number of days remaining in the twelfth full calendar month of the First Abatement Period and said prorated amount shall be due and payable on the first day after the end of the First Abatement Period; and the Second abatement Period shall be deemed to consist of the initial partial calendar month, plus the next six consecutive calendar months, provided that only the following portion of the sixth full calendar month shall be included: there shall be included with respect to such sixth full calendar month, the number of days in such month so that the sum of such number plus the number of days in the first partial calendar month of the Second Abatement Period shall equal 31 days, and Tenant's obligation to make payments of Base Rent, Operating Share Cost Rent, and Tax Share Rent after the Second Abatement Period shall commence immediately thereafter and the amounts payable after the end of the Second Abatement Period shall be prorated for the number of days remaining in the sixth full calendar month of the Second Abatement Period and said prorated amount shall be due and payable on the first day after the end of the Second Abatement Period.

                                      -2C-

CONTINUATION OF SECTION 2A(1).
- -----------------------------

     If, at any time during either of the First Abatement Period or the Second Abatement Period, Tenant shall be in default under the Lease, which default is not cured within the applicable cure period set forth in Section 11A below, any rights granted to Tenant under this Section 2A (1) of the Lease shall cease during the period during which such default continues and shall not recommence until such default is cured (the "Cessation Period"), and Tenant shall be
                                 -------------------
obligated to pay and shall be liable for any and all portions of Base Rent falling due or accruing during such Cessation Period, together with any other amounts due under this Lease. Any cessation of rights pursuant too this Section 2A (1) shall not in any way extend the length of either of the First Abatement Period or the Second Abatement Period in the event that such cessation is caused by a material default. On the other hand, if a cessation is caused by a non-material default and Tenant timely cures such default, then the affected Abatement Period shall be extended on a per diem basis for the number of days of such Cessation Period.

will generally (but need not) be issued after the beginning of a fiscal year and revised upon the determination of the final real estate tax assessment or final real estate tax rate for the Project.

     Within ten (10) days after notice from Landlord setting forth an estimate of Operating Costs for a particular fiscal year, Tenant shall pay Landlord an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of such estimated costs multiplied by the number of months that have elapsed in such fiscal year to the date of such payment, minus payments of estimated Operating Cost Share Rent previously paid for said period. Thereafter on the first day of each month, Tenant shall pay monthly until a new estimate of Operating Costs is applicable, one-twelfth (1/12th) of Tenant's Proportionate Share of the estimated Operating Costs.

     Within ten (10) days after notice from Landlord setting forth an estimate of Taxes for a particular fiscal year, Tenant shall pay Landlord an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of such estimated Taxes multiplied by the number of months that have elapsed in such fiscal year to the date of such payment, minus payments of estimated Tax Share Rent previously paid for said period. Thereafter on the first day of each month, Tenant shall pay monthly until a new estimate of Taxes is applicable, one-twelfth (1/12th) of Tenant's Proportionate Share of the estimated Taxes.

     (2)  Correction  of Operating  Cost  Share  Rent.  As  soon  as  reasonably
          -------------------------------------------
possible after the end of each fiscal year, Landlord shall deliver to Tenant a report (the "Operating Cost Report") setting forth (a) the actual Operating Costs for the preceding fiscal year, (b) the amount of Operating Cost Share Rent due to Landlord for such preceding fiscal year, and (c) the amount of Operating Cost Share Rent paid by the Tenant in and allocable to such fiscal year. On or before twenty (20) days after receipt of such report, Tenant shall pay to Landlord the amount of Operating Cost Share Rent due for the preceding fiscal year (or a portion thereof if this Lease was not in effect for the entire fiscal year) minus any payments made by Tenant for such fiscal year. If Tenant's estimated payments of Operating Cost Share Rent exceed the amount due Landlord for the fiscal year in question, Landlord shall apply any such amount as a credit against Tenant's other obligations under this Lease, or if the Term has expired or this Lease has been terminated and Tenant has no further obligations under this Lease (including any obligations which survive the expiration or termination of this Lease), then Landlord shall refund any such amount to Tenant.

     (3)  Correction of Tax  Share Rent. At any time during any fiscal year when
          -----------------------------
such information becomes available, Landlord shall deliver to Tenant a report (the "Tax Report") setting forth (a) the actual Taxes for the preceding fiscal year, (b) the amount of Tax Share Rent due to Landlord for such preceding fiscal year, and (c) the amount of Tax Share Rent paid by the Tenant in and allocable to such fiscal year. On or before twenty (20) days after receipt of such report, Tenant shall pay to Landlord the amount of Tax Share Rent due for the preceding fiscal year (or a portion thereof if this Lease was not in effect for the entire fiscal year) minus any payments made for such fiscal year. If Tenant's estimated payments of Tax Share Rent exceed the amount due Landlord for the fiscal year in question, Landlord shall apply any such amount as a credit against Tenant's other obligations under this Lease, or if the Term has expired or this Lease has been terminated and Tenant has no further obligations under this Lease (including any obligations which survive the expiration or termination of this Lease), then Landlord shall refund any such amount to Tenant.

C.   Definitions:
     -----------

     (1)  Taxes.    "Taxes"  shall mean  any and  all federal,  state  and local
          -----
governmental taxes, assessments and charges of any kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, renting, management, control or operation of the Project or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith. Taxes shall include, without limitation, real estate taxes, personal property taxes, sewer rents, water rents, assessments, (special or otherwise), transit taxes and ad valorem taxes. Taxes shall also include all fees, costs and expenses (including, without limitation, legal fees and court costs) paid by Landlord in connection with protesting or contesting, or seeking a refund or reduction of, any of the aforesaid Taxes, regardless of whether the Landlord is ultimately successful. If at any time during the term hereof, a tax or excise on rents or income or other tax however described (the "Rent Tax") is levied or assessed by the United States or the State of Illinois, or any political subdivision thereof, on account of the rents hereunder or the interest of Landlord under this Lease, such Rent Tax shall constitute and be included in Taxes, provided, however, that in no event shall Tenant be obligated
(a) to pay for any year any greater amount as a result of such Rent Tax than would have been payable by Tenant had the rentals paid to Landlord under all Project leases (being the rentals upon which such taxes are imposed) been the sole taxable income of Landlord for the year in question or (b) to pay or to reimburse Landlord for any tax of any kind assessed against Landlord on account of any such Rent Tax having been reimbursed to Landlord by Tenant or any third party.

     For the purpose of determining Taxes for any given fiscal year, the amount to be included for such fiscal year (a) from special taxes or assessments payable in installments, shall be the amount of the installments (and any interest) due and payable during such fiscal year, (b) from all other Taxes, shall be the amount accrued, assessed or otherwise imposed for such fiscal year without regard to when any such Taxes are payable, and (c) from any adjustment (including, without limitation, a refund) to any Taxes by the taxing authority, when such adjustment has resulted in a corresponding adjustment payment by or to Landlord, shall constitute an adjustment to Taxes for the fiscal year during which such adjustment is made or received by Landlord, as the case may be.

     Taxes shall not include any net income (except Rent Tax as hereinabove provided), capital, stock, succession, transfer, franchise, gift, estate or inheritance taxes, unless the same shall be imposed in lieu of all or any portion of Taxes.

     (2)  Operating Costs.    "Operating Costs"  shall mean any  expenses, costs
          ---------------
and disbursements (other than Taxes) of every kind and nature, paid or incurred by Landlord in connection with the ownership, leasing, management, maintenance, operation and repair of all or any part of the Project (adjusted for vacancy as hereafter provided) and of the personal property, fixtures, machinery, equipment, systems and apparatus located in the Project or used in connection therewith. Operating Costs shall not include (a) costs of alterations of tenant premises; (b) costs of capital improvements, except for any capital improvements which are intended to reduce Operating Costs, and any capital improvements which Landlord is required to make pursuant to, or which Landlord shall deem necessary to keep the Project in compliance with, all applicable governmental rules and regulations applicable from time to time to the Project (the foregoing capital improvements that are included within Operating Costs are collectively referred to herein as the "Included Capital Items"); (c) depreciation (except on any Included Capital Items); (d) interest and principal payments on mortgages or any rental payments on any ground or other underlying leases subject to which Landlord holds its interest in the Project (hereinafter, referred to individually as a "Ground Lease" and collectively as "Ground Leases"), and other debt costs, if any; (e) real estate brokers' leasing commissions or compensations; (f) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise (Operating Cost Share Rent and Tax Share Rent provided for in any tenant leases are not reimbursements); (g) the cost of any kind of service furnished to any other office tenant of the Project which Landlord does not make available to Tenant hereunder*.

     If during all or any portion of any fiscal year the Project is not fully rented and occupied by tenants, Landlord may elect to make an appropriate adjustment of Operating Costs for such fiscal year, employing sound accounting and management principles, to determine the Operating Costs that would have been paid or incurred by Landlord had the Project been fully rented and occupied for the entire fiscal year, and the amount so determined shall be deemed to have been the Operating Costs for such fiscal year. If Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating Cost) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord for all or any portion of a fiscal year, Operating Costs for such fiscal year shall be deemed to be increased by an amount equal to the additional Operating Costs which reasonably would have been incurred during such fiscal year by Landlord if it had, at its own expense, furnished such work or service to such tenant. Notwithstanding anything contained herein to the contrary, the provisions of this paragraph with respect to adjustment of Operating Costs for vacancy, or as a result of the performance by tenants of certain services, shall apply only to Operating Costs which are variable and which increase as occupancy in the Project increases and shall not apply to any Operating Costs which do not vary with the amount of occupancy in the Project.

     (3)  Fiscal Year.  The term  "fiscal year" shall  mean any  12-month period
          -----------
(including, without limitation, the calendar year) which Landlord may from time to time select as the fiscal year of the Project, provided that the first fiscal year and the

* See page 5a for continuation.

last fiscal year of the Term may contain less than twelve (12) months.

     (4)  Tenant's Proportionate  Share.  "Tenant's  Proportionate Share"  shall
          ------------------------------
mean the percentage set forth as Item 7 on the Schedule.

D.   Rules of Interpretation and Computation of Base Rent and Rent Adjustments:
     -------------------------------------------------------------------------

          (1) If this Lease commences on other than the first day of a month, the Base Rent, Operating Cost Share Rent and Tax Share Rent for the month in which this Lease so begins shall be prorated based upon the number of days of the Term falling within such month. If the Term of this Lease commences on any day other than the first day of the designated fiscal year, or if the Term of the Lease ends on any day other than the last day of the designated fiscal year, any Operating Cost Share Rent, Tax Share Rent due to the Landlord with respect to such fiscal year shall be prorated based on the number of days in the Term falling within such fiscal year.

          (2) All rent shall be paid to Landlord without deduction or offset. The Tenant's covenants to pay rent shall be independent of every other covenant set forth in this Lease.

          (3) Any sum due from Tenant to Landlord not paid when due after the applicable cure period has expired shall bear interest from the date due after the applicable cure period has expired until the date paid at the annual rate equal to the lesser of: (i) the highest lawful rate, or (ii) a rate of interest equal to the sum of three percent (3%) plus the "Corporate Base Rate". The phrase "Corporate Base Rate" means that rate of interest most recently announced by the First National Bank of Chicago, or its successor (collectively, the "First") as the corporate base rate, changing automatically and simultaneously with each announced change by the First in the Corporate Base Rate, such change to be effective as of and on the date announced by the First as the effective date for the change in the Corporate Base Rate. A certificate made by an officer of the First stating the Corporate Base Rate in effect on a certain day, or Corporate Base Rates in effect during a certain period, shall, for the purposes of this Lease, be conclusive evidence of the First's Corporate Base Rate or Rates on said day or during such period. In the event that the First ceases to use the term Corporate Base Rate in setting a base rate of interest for commercial loans, then the Corporate Base Rate herein shall be determined by reference to the rate used by the First as a base rate of interest for commercial loans as the same shall be designated by the First to the Landlord. The payment of such interest shall not excuse or cure any default of Tenant under this Lease.

          (4) If Tenant is in default of any of its obligations under this Lease, Tenant shall not be entitled to any refund of any sum which may otherwise be due it by application of any provision of this Lease until any and all of Tenant's defaults under this Lease are cured by Tenant*.

     (5) If changes are made to this Lease or to the Project changing the number of rentable square feet contained in the Premises or in the Project, Tenant's Proportionate Share shall be appropriately adjusted and the computations of rent shall be

* , provided, however, that if the amount of a refund owed to Tenant exceeds the amount required to cure all such Tenant defaults, then Tenant shall be entitled to such excess amount.

                                      -5A-

CONTINUATION OF SECTION 2C(2)
- -----------------------------

(h) cost of repairs or replacements incurred by reason of fire or other casualty, or caused by the exercise of the right of eminent domain to the extent such costs are covered by Landlord's insurance; (i) legal and auditing fees which are for the benefit of Landlord such as collecting delinquent rents, preparing organizational returns and other financial statements, and audits other than those incurred in connection with the preparation of statements required pursuant to Section 2B above; (j) costs incurred in renovating or otherwise improving, decorating or painting space for tenants or other occupants or vacant space which is not part of the public areas of the Building; (k) Landlord's costs of the electricity and other services sold to tenants and for which Landlord is entitled or would ordinarily be entitled to be reimbursed by tenants as an additional charge or rental over and above the base rent payable under the lease with such tenant; (1) costs incurred by Landlord in connection with the enforcement of any other lease in the Building; (m) overhead and profit increment paid to subsidiaries or affiliates of Landlord for services on or to the Project, to the extent only that the costs of such services exceed the competitive costs of such services were they not so rendered by a subsidiary or affiliate; (n) Landlord's corporate overhead and general administrative expenses; (o) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, if any; (p) advertising and promotional expenses incurred with regard to leasing the Building or portions thereof; (q) fines, penalties and interest; (r) costs of or related to paintings, sculptures and other art work over $ 5,000.00 per year, except for costs of insuring and maintaining any paintings, sculptures or other art work owned by Landlord and located in the public areas of the Building; (s) wages, salaries or other compensation paid to any executive employees above the grade of building manager; (t) costs of correcting defects in construction of the Building (as opposed to the cost of normal repair, maintenance and replacement expected with the construction materials and equipment installed in the Building in light of their specifications); (u) repairs and replacements of any equipment or component of the Project caused by deficient design, selection of materials, construction or improper maintenance, but only to the extent that such costs are covered by warranties, guaranties or service contracts and to the extent recovered by Landlord thereunder; or (v) interest or penalties due to delayed payments of taxes,

                                      -5B-

utilities bills and other costs, unless such delay is caused by Tenant's failure to timely pay its Proportionate Share of Taxes and Operating Costs.

appropriately adjusted so as to take into account the different Tenant's Proportionate Share figures applicable during each portion of the applicable fiscal year. Tenant's Proportionate Share is based upon a total of 105,924 rentable square feet in the Building and a total of 19,025 rentable square feet
                                                     ------
in the Premises initially demised hereunder.

     (6) Landlord shall maintain books and records in accordance with generally accepted accounting principles, consistently applied, as customarily modified for income producing real estate reflecting the Operating Costs and Taxes. In the event of any dispute as to any Operating Cost Share Rent or Tax Share Rent, Tenant shall have the right to inspect Landlord's accounting records relative to Operating Costs and Taxes at Landlord's accounting office upon reasonable prior notice during normal business hours during the thirty (30) days following the furnishing by Landlord to Tenant of either of the Operating Cost Report and the Tax Report. Unless Tenant shall take written exception to any item in any such report within said thirty (30) day period, such report shall be considered as final and accepted by Tenant. Any payment due to the Landlord as shown on the Operating Cost Report or the Tax Report, whether or not written exception is taken thereto, shall be made by the Tenant within twenty (20) days after the Landlord shall have submitted the Operating Cost Report or the Tax Report (as the case may be) without prejudice to any such written exception. If Tenant makes such timely written exception, a certification as to the proper amount of Operating Cost Share Rent and Tax Share Rent shall be made by Landlord's independent certified public accountant (which shall be a "Big Six" accounting firm), which shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original determination of the aggregate of Taxes and Operating Costs was in error by more than five percent (5%) of said amounts.

     (7) In the event of the termination of this Lease by expiration of the stated Term or for any other cause or reason whatsoever prior to the determination of Operating Cost Share Rent, Tax Share Rent or Additional Rent, Tenant's agreement to pay any such sum shall survive termination of the Lease and Tenant shall pay any such amount due to Landlord within fifteen (15) days after being billed therefor. Tenant's obligation to pay Base Rent shall also survive the expiration or termination of this Lease. In the event of the termination of this Lease by expiration of the stated Term or for any other cause or reason whatsoever, except the default by Tenant under any of the terms or provisions of this Lease, prior to the determination of Operating Cost Share Rent or Tax Share Rent as hereinabove set forth, Landlord's agreement to refund any excess in the amount of the estimated payments made by Tenant on account of Operating Cost Share Rent or Tax Share Rent over the actual amount thereof accruing or payable up to the time of the termination or expiration shall survive termination of the Lease and Landlord shall pay the amount due to Tenant within fifteen (15) days of Landlord's determination of such amount.

     (8) No calculation, determination or payment of Operating Cost Share Rent or Tax Share Rent, by virtue of the operation of the rent adjustment provisions under this Section 2 shall result in the payment by Tenant in any fiscal year during the Term of less than the Base Rent shown on the Schedule.

     (9) If any Operating Cost though paid in one fiscal year, relates to more than one fiscal year, at the option of the Landlord, such Operating Cost may be proportionately allocated among such related fiscal years. If any Operating Cost relates to more than once parcel of property, at the option of the Landlord, such Operating Cost may be proportionately allocated among all parcels of property to which it relates.

     (10) All payments made with respect to Operating Cost Share Rent or Tax Share Rent (including any monthly payments made on the basis of Landlord's estimates thereof) may be commingled and need not be segregated by the Landlord and may be held and utilized by the Landlord without payment to the Tenant of interest or any sums for the use of any of said amounts.

3.   PREPARATION   AND  CONDITION  OF  PREMISES,  POSSESSION  AND  SURRENDER  OF
PREMISES.

     A. Except to the extent expressly indicated in the Tenant Improvements item on the Schedule, Landlord is leasing the Premises to Tenant "as is", without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and without any obligation on the part of the Landlord to alter, remodel, improve, repair, decorate or clean the Premises or any part thereof. If so indicated in the Tenant Improvements item on the Schedule, Landlord shall cause the Premises to be completed in accordance with the plans, specifications, and agreements and on the terms, conditions and provisions as provided in the Tenant Improvement Work Agreement (Appendix D) and Exhibit A thereto (Building Standards) both of which are attached hereto and made a part of this Lease.

     B. During the term of this Lease, Tenant shall maintain the Premises in as good condition as when Tenant took possession, or as when completed after possession in the event that Tenant takes possession prior to the Completion Date (loss or damage caused by action of the elements, Acts of God and the public enemy, ordinary wear and fire and other casualty insured against by Landlord excepted), failing which Landlord may but need not restore the Premises to such good condition and Tenant shall pay the cost thereof. At the termination of this Lease or at the termination of Tenant's right to possession without termination of the Lease, Tenant shall, subject to Sections 3C and 3D below, return the Premises to Landlord broom clean and in good condition as described in the immediately preceding sentence* or Landlord may, but need not, restore the Premises to such good condition and Tenant shall pay the cost thereof.

     C. Unless otherwise provided by written agreement, signed by Landlord, all Work (hereinafter defined), partitions, hardware, light fixtures, and other fixtures (except trade fixtures and movable furniture and equipment belonging to Tenant) in or upon the Premises, whether placed there by Landlord or Tenant, shall be surrendered with the Premises at the termination of this Lease, by lapse of time or otherwise, or at the termination of Tenant's right to possession without termination of this Lease, and shall become Landlord's property without compensation to Tenant; provided, however, that if prior to any such termination of the Lease, or of the right to possession, or within ten (10) days thereafter, Landlord so directs by written notice, Tenant shall promptly remove any Work, partitions, hardware, light fixtures or other fixtures placed in or upon the Premises by Tenant and designated in such notice and repair any damage to the Premises caused

* (loss or damage caused by action of the elements, Acts of God and the public enemy, ordinary wear and fire and other casualty insured against by Landlord excepted)
by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord upon demand.

     D. Tenant shall also remove its furniture, movable equipment, trade fixtures and all other items of personal property from the Premises prior to the end of the Term or any extension thereof, or within thirty (30) days after the early termination of this Lease for any reason, or of the termination of Tenant's right of possession; and if Tenant does not remove such property, at Landlord's election: (i) Tenant shall be conclusively presumed to have conveyed the same to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant, (ii) Tenant shall be conclusively presumed to have forever abandoned such property, and without accepting title thereto, Landlord may (provided Landlord exercises reasonable care), at Tenant's expense, remove, store, destroy, discard or otherwise dispose of all or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or to any other person except in the case of Landlord's negligence and intentional misconduct, and Tenant shall pay to Landlord, upon demand, any and all reasonable expenses incurred in taking any of such actions. In no event shall Landlord ever become or accept or be charged with the duties of a bailee (either voluntary or involuntary) of any personal property; and the failure of Tenant to remove all such property from the Premises and the Project shall forever bar Tenant from bringing any action or asserting any liability against Landlord with respect to any such property which Tenant fails to remove.

     E. All obligations of the Tenant and the Landlord under this Lease shall survive the expiration of the Term or sooner termination of this Lease.

     F. Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence that the Premises or such portion were then in good order, repair and satisfactory condition. Landlord may authorize Tenant to take possession of all or any part of the Premises prior to the Commencement Date. If tenant does take possession pursuant to such authorization, all of the covenants and conditions of this Lease shall apply to and shall control such pre-term occupancy. Rent for such pre-term occupancy shall be paid upon occupancy and on the first day of each calendar month thereafter at the rate set forth in Section 2A hereof. If the Premises are occupied for a fractional month, such rent shall be prorated on a per diem basis.

     4.   PROJECT SERVICES.

     So long as Tenant is not in default hereunder and such default has not been cured within the applicable cure period, Landlord agrees to furnish services to the Tenant without charge except for Operating Cost Share Rent, electricity and as otherwise specifically provided herein, as follows:

     A.   Heat and Air Conditioning.    Landlord  shall  furnish  heat  and  air
          -------------------------
conditioning to provide a temperature condition required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations in the absence of machines or equipment which may affect the temperature otherwise maintained in the Premises. Such heat and air conditioning shall be provided daily during business hours (8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturday), Sundays and Holidays (hereinafter defined) excepted. Tenant agrees to keep and cause to be kept closed all windows in the Premises and at all times to cooperate fully with the Landlord in the operation of the heating and air conditioning systems and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating and air conditioning systems. Landlord reserves the right to stop the heating and air conditioning systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, which in the judgment of the Landlord are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. For purposes of this Lease "Holidays" shall mean any Legal Holiday as defined in Ill. Rev. Stat. 1985, Ch. 17, pars. 2201, 2202, as amended from time to time. Landlord agrees to make any repairs to the heating system promptly and with due diligence.*

     Whenever heavy concentration of personnel, motors, machines or equipment, including telephone equipment, used in the Premises adversely affects the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including all of the costs relating to the installation and the cost of operation and maintenance thereof, shall be Additional Rent hereunder and shall be paid by Tenant to Landlord upon demand.

     Landlord shall also furnish heat and air conditioning after business hours, on the condition that Tenant gives Landlord not less than forty-eight (48) hours' prior notice of Tenant's needs for such additional heating or air conditioning, and provided that Tenant pays to Landlord its then current charges (not to exceed Landlord's actual costs) for such additional heating or air conditioning. Such charges will be prorated by Landlord between requesting user-tenants if more than one tenant requests such additional heating or air conditioning at the same time and the proration shall be based on the area of the Project leased to such tenants and their respective periods of use.

     B.   Elevators.     Landlord shall  provide passenger  elevator service  in
          ---------
common with the Landlord and the other tenants, daily, during business hours, Sundays and Holidays excepted. Tenant may request additional freight elevator service provided that such service shall be at Tenant's sole cost and expense. Elevator service for other than passenger service shall at all times be subject to reasonable scheduling by the Landlord. Notwithstanding the foregoing, Landlord shall provide limited passenger elevator service at all times including Sundays, (except in the case of an emergency) during which normal passenger elevator service is not furnished.

     C.   Electricity.   All  the  electricity  used in  the  Premises  shall be
          -----------
supplied by Commonwealth Edison Company or any other electricity company serving the Project, and such electricity shall be supplied through a separate meter and be paid for by Tenant, provided that Landlord shall pay for the electricity required for the operation of the Building's shared heating, ventilating and air conditioning systems at the times specified in Section 4A above. The meter shall be installed at the expense of Tenant or the electricity company. Landlord shall not in any way be liable to Tenant for any loss or damage or expense Tenant may sustain or incur if either the amount or quality of electric service is changed or is no longer available or suitable for Tenant's requirements. If such service shall be discontinued, such discontinuance shall not in any way affect this Lease. Tenant covenants and agrees that its use of electric current shall never exceed the capacity of the existing feeders to the Building or the risers or the wiring installed thereon when reviewed in conjunction with the electrical usage of the other tenants in the Project. Tenant shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of Landlord in each instance. Landlord shall maintain the light fixtures

*  See page 10A for continuation.

                                      -10A-


CONTINUATION OF SECTION 4A
- --------------------------

Landlord shall furnish air conditioning such that the average temperature condition of the Premises is 75 F +/- 2 F dry bulb with 50% +/- 5% relative humidity when the outdoor conditions are not above 90 F dry bulb, and Landlord shall furnish heat such that the average temperature condition of the Premises is 68 +/- 2 F dry bulb when the outdoor conditions are not below 5 F dry bulb. The above temperatures are based on an occupancy density of not more than one
(1) person per one hundred (100) square feet of usable area and an average electrical load of eight (8) watts per rentable square foot.

in the Premises and install any lamps, bulbs, ballasts or starters to be used by Tenant in the Premises, all at Tenant's sole cost and expense.*

     Tenant shall pay for all electricity required during janitorial service and alterations and repairs to the Premises and Tenant shall pay for all electricity required for the operation of any special air conditioning or ventilating system for its office machinery or equipment requiring special or extra current.

     D.   Water.    Landlord  shall furnish cold  water from City  of Northbrook
          -----
mains from regular Building outlets for drinking, lavatory and toilet purposes, drawn through fixtures installed by Landlord or by Tenant with Landlord's prior written consent, and hot water for public lavatory purposes from the regular supply of the Building. Tenant shall pay Landlord at rates fixed by Landlord (not to exceed Landlord's actual costs) for water furnished for any other purpose as Additional Rent hereunder. Tenant shall not waste or permit the waste of water.

     E.   Janitorial Service. Landlord   shall  also   furnish  janitorial   and
          ------------------
cleaning services as set forth in Appendix B, on Monday through Friday, Holidays excepted. Tenant shall not provide janitorial services in the Premises without the prior written consent of Landlord and then only at Tenant's sole responsibility, cost and expense, by contractors or employees at all times satisfactory to Landlord in its sole discretion.

     F.   Window Washing.     Landlord  shall  furnish  window  washing  of  all
          --------------
exterior windows, weather permitting, at intervals to be determined by Landlord, but not less than three times during each calendar year.

     G.   Interruption of Service. Landlord does  not warrant  that any  service
          -----------------------
will be free from interruption caused by labor controversies, accidents, inability to obtain fuel, steam, water or supplies, governmental regulations, or other causes beyond the reasonable control of the Landlord, or repairs, alterations, replacements or improvements to such systems. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease.**

     Tenant shall make arrangements directly with the telephone company servicing the Building for such telephone service in the Premises as may be desired by Tenant. Tenant shall pay the entire cost of all telephone charges, electricity consumed within the Premises, maintenance of light fixtures and replacement of lamps, bulbs, tubes, ballasts and starters.

     5.   ALTERATIONS AND REPAIRS.

     A. Tenant shall not make any improvements or alterations in or additions, changes or installations to the Premises (collectively, the "Work") without submitting plans and specifications therefor to Landlord, and in the cause of such work affecting the structure or mechanical systems of the Building, obtaining Landlord's prior written consent in each instance. Landlord may withhold such consent in its sole discretion. All Work shall be performed (a) at the sole cost and expense of Tenant by employees of or contractors employed by Landlord, or, provided Tenant's use of labor does not create any disharmony with trades in the Building, by contractors employed by Tenant under a written contract previously

* Landlord represents that the Building is capable of supplying 8 watts per rentable square foot to the Premises.

**   See page 11A for continuation.

                                      -11A-


CONTINUATION OF SECTION 4G.
- --------------------------

     Notwithstanding anything to the contrary contained in this Section 4G, if
(i) Landlord ceases to furnish any service in the Building as a result of a condition which affects only the Building (and does not affect office buildings in general in the north suburban Chicago area), and Tenant notifies Landlord in writing within one (1) business day after such cessation, (ii) such cessation is within Landlord's reasonable control (that is, is not caused by Force Majeure [hereinafter defined], (iii) such cessation does not arise as a result of an act or omission of Tenant, and (iv) as a result of such cessation the Premises or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use such space in the normal course of its business) and Tenant in fact so ceases to use such space, or material portion thereof, in the manner used prior to such cessation, then, Tenant's remedy for such cessation shall be as follows: on the third business day after the affected space becomes untenantable, Tenant ceases to use such space, and Tenant so notifies Landlord in writing thereof, the rent payable hereunder shall be equitably abated based upon the percentage of the space in the Premises so rendered untenantable and not being so used by Tenant, and such abatement shall continue until the date the Premises become tenantable again.

approved in writing by Landlord, and (b) on such terms and under such conditions as Landlord, in its sole discretion, shall determine as will protect the Premises, the Building and the Project from improper contractors' work and against the imposition of any lien resulting from Work; without limiting the foregoing, if Landlord consents to any Work, it shall be performed subject to the following requirements:

          (1) If the Work is to be done by Tenant's contractors, Tenant shall furnish to Landlord prior to commencement thereof, building permits and certificates of appropriate insurance and bonds satisfactory in all respects to Landlord. Tenant shall also furnish to Landlord, if Landlord so requests, security for the payment of all costs to be incurred in connection with the Work.

          (2) Upon completion of any Work, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien, each conforming to the applicable Illinois statutory requirements, as-built plans of any Work and receipted bills covering all labor and materials expended and used. Insofar as applicable to the work or material for which payment is requested or notice or lien claim is made, Landlord in its sole discretion shall make available for partial or final payment or release thereof such funds as may have been deposited with it by Tenant for the estimated cost of such Work.

          (3) Any Work permitted to be undertaken by Tenant's contractors shall be performed in such a fashion and by such means as necessarily to maintain peace and harmony among the other contractors serving the Project and the other tenants and so as not to cause interference with the continuance of work to be performed or services to be rendered to the Project or the other tenants.

          (4) All Work shall comply with all insurance requirements and with all applicable laws, ordinances and regulations. All Work shall be constructed in a good and workmanlike manner, and only good grades of material shall be used with a quality equal to or better than that used in the Project.

          (5) Tenant shall permit Landlord to supervise all Work within the Premises. Landlord shall charge a supervisory fee not to exceed (a) fifteen percent (15%) of the total cost of the Work, including, without limitation, all labor and material costs, if Landlord's employees or contractors perform the Work, and (b) ten percent (10%) of the total cost of the Work, including, without limitation, all labor and material costs, if Tenant's employees or contractors perform the Work.

     B. If Tenant desires telegraphic, telephonic, burglar alarm, computer installations or signal service (all of which shall be at Tenant's sole cost and expense), Landlord shall, upon request, direct where and how all connections and wiring for such service shall be introduced and run. In the absence of any such directions, Tenant shall make no borings, cutting or install any wires or cable in or about the Premises.

     C. Tenant agrees to protect, defend and indemnify Landlord, its agents (including, without limitation, the building manager) and employees, the Premises, the Building and the Project from and against any and all liabilities of every kind and description (except for Landlord's negligence or intentional misconduct) which may arise out of or be connected in any way with any Work, whether performed by or under the direction of Landlord and at the cost of Tenant or performed by Tenant and whether performed in compliance with this Section 5.

     D. Any mechanic's lien filed against the Premises or the Project or any notice which is received by either Landlord or Tenant or filed for work or materials furnished or claimed to be furnished and deriving from Work or for materials or work claimed to have been furnished to Tenant or the Premises shall be released and discharged of record by Tenant, in either case, within thirty
(30) days after such filing or receipt, whichever is applicable, at Tenant's expense. If Tenant chooses to contest such claim, notice or lien, Tenant may do so in place of causing the release and discharge thereof, provided that within said thirty (30) day period: (i) Tenant provides Landlord with a title indemnity or bond or other adequate security covering any possible lien or claim that may arise from the failure to release and discharge such claim, notice or lien; (ii) Tenant contests such claim, notice or lien in good faith by appropriate proceedings that operate to stay enforcement thereof; and (iii) Tenant promptly pays and discharges any final adverse judgment entered in any such proceeding. If Tenant has not caused the release or discharge or begun appropriate proceedings to contest such claim, notice or lien, within said thirty (30) days, Landlord may, but shall not be obligated to, pay the amount necessary to remove the same without being responsible for making an investigation as to the validity or accuracy thereof, and the amount so paid, together with all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in connection therewith, shall be deemed Additional Rent hereunder, payable upon demand. Tenant has no power or authority to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Premises or the Project, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only.

     E. Except for ordinary wear and as otherwise provided in this Lease, Tenant shall, at all times during the Term hereof, at its sole expense, keep all Tenant's movable and removable fixtures located in or appurtenant to the Premises in good order, repair and condition, and Tenant shall promptly arrange with the Landlord to have Landlord or Landlord's agent make repairs of all other damages to the Premises and the replacement or repair of all damaged or broken glass (including signs thereon), fixtures and appurtenances (including hardware and heating, cooling, ventilating, electrical, plumbing and other mechanical facilities in the Premises), with materials equal in quality and class to the original materials damaged or broken, within any reasonable period of time specified by Landlord. Upon reasonable advance oral notice, Landlord may, but shall not be required to do so, enter the Premises during normal business hours (except in the case of an emergency) to make any repairs, alterations, improvements or additions, as Landlord shall desire or deem necessary for the safety, protection, preservation or improvement of the Project, or as Landlord may be required to do by any governmental department or agency, or by the order or decree of any court or by any other proper authority. The cost of all repairs made by Landlord to the Premises (except those necessitated by the negligence or intentional misconduct of Landlord or its employees, contractors or agents) shall be immediately paid as Additional Rent by Tenant to Landlord upon being billed for same. Similarly, the cost of all repairs made by Landlord to the Project (other than the Premises) which are made necessary as a result of misuse or neglect by Tenant or Tenant's employees, invitees, servants, contractors or agents shall be immediately paid as Additional Rent by Tenant to Landlord upon being billed for the same.

The cost of all other repairs and replacements (except those caused by Tenant's misuse or negligence and those relating to Tenant's movable and removable fixtures) shall be paid for by the Landlord and deemed an item of Operating Costs.

     6. USES OF PREMISES. The Premises shall be occupied and used by Tenant only for general office purposes, and for no other purpose. Without limiting the generality of the foregoing, no use shall be made of the Premises nor acts done which will increase the existing rate of insurance upon the Project or cause cancellation of any insurance policy covering the Project or any part thereof or require additional insurance coverage. Tenant shall not permit to be kept, used or sold in or about the Premises any article which may be prohibited by Landlord's insurance policies.

     7. BUILDING RULES AND GOVERNMENTAL REGULATIONS. Tenant shall abide by all applicable laws or governmental regulations concerning its use of the Premises. Tenant shall also abide by all uniform reasonable rules and regulations adopted or to be adopted from time to time by Landlord pertaining to the operation and management of the Project. If any rules and regulations are contrary to the terms of the Lease, the terms of this Lease shall prevail. The present rules are contained in Appendix C. The violation of the Project rules or the laws or regulations governing Tenant's use of the Premises shall be a default under this Lease allowing Landlord all remedies for default set forth under Section 11 of this Lease.* Landlord shall not be responsible to Tenant for violation of rules or regulations or terms of this Lease or any other lease in the Project by another tenant, nor shall failure to obey the same by others or lack of enforcement by Landlord relieve Tenant from its obligations to comply therewith.

     8.   CLAIMS; INSURANCE; LIABILITY.

     A. To the extent permitted by law, Tenant waives all claims it may have against Landlord, its officers, directors, servants, agents or employees for damage to person or property sustained by Tenant or by any occupant of the Premises or the Project, or any other person, occurring in or about the Premises or the Project, resulting from the Premises or the Project or any part of said Premises or Project becoming out of repair or resulting from any existing or future condition, defect, matter or thing in the Premises, the Project or any existing or future part of it, or from equipment or appurtenances therein, or from the action of the elements, or any accident within or adjacent to the Premises or Project or resulting directly or indirectly from any act or omission of Landlord or any occupant of the Premises or Project or any other person while on the Premises or the Project. If any such damage to the Premises or the Project or any equipment or appurtenances therein, or to tenants thereof, or their agents, employees, contractors or invitees, results from any act, omission or negligence of Tenant, its agents, employees, servants, contractors or invitees, Landlord may, at Landlord's option, after giving Tenant notice and an opportunity to cure during the applicable cure period, except in the event (i) of an emergency or (ii) that to wait for such period before repairing such damages would cause further detriment to Landlord or any other tenant, repair such damage and Tenant shall upon demand by Landlord
reimburse Landlord  for all costs  of such repairs  and damages.   All  property
on the Project or in the Premises belonging to the Tenant, its agents, employees, servants, contractors or invitees or to any occupant of the Premises shall be there at the risk of the Tenant or such other person only and Landlord shall not be liable for damage thereto or theft, misappropriation
or loss thereof.   Notwithstanding anything  contained in this Section 8 to the contrary, no agreement of Tenant in this Section 8 shall be deemed to exempt Landlord from liability for injury to persons or damage to property caused by or resulting from the negligence or intentional misconduct of Landlord or its employees, contractors or agents, its agents or

* Landlord agrees that such rules and regulations will apply to all tenants, and Landlord shall use reasonable efforts to enforce such rules and regulations, provided that employees in the operation or maintenance of the Premises or the Project.

     B. Landlord and Tenant agree to have all property insurance policies which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder. Without limiting any release or waiver of liability or recovery contained in any other section of this Lease but rather in confirmation and furtherance thereof, Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Project or the Premises or to the contents thereof, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, its policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary to prevent the invalidation of said insurance coverage by reason of said waiver.

     C. At all times during the Term of this Lease, Tenant shall at its sole cost and expense maintain in full force and effect insurance protecting Tenant and Landlord and their respective agents and employees, and any other parties designated by Landlord from time to time, with terms, coverages and in companies at all times satisfactory to Landlord and with such increases in limits as
Landlord may, from  time to  time, request.   Initially,  such coverage  shall
be in  the following amounts:

          (1) Comprehensive or Commercial General Liability Insurance, including Contractual Liability insuring the indemnification provisions contained in this Lease, with limits of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence for Bodily Injury, Death and Property Damage, and umbrella coverage of not less than Three Million Dollars ($3,000,000.00). The Comprehensive or Commercial General Liability policy shall include the Landlord and Landlord's building manager as additional insureds, with a severability of interest endorsement.

          (2) Insurance against (a) "All Risks" of physical loss covering the tenant improvements (if any) described in Item 12 of the Schedule, the Work, movable fixtures, office equipment, furniture, trade fixtures, merchandise and all other items of Tenant's property on the Premises, and
     (b) loss of use of the Premises.

     D. Tenant hereby agrees to, prior to the commencement of the Term hereof and prior to the expiration of any policy, furnish Landlord certificates evidencing that all required insurance is in force and providing that such insurance may not be cancelled or changed without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premiums, in which event ten (10) days' prior written notice shall be provided).

     E. Tenant hereby agrees to indemnify, defend and hold harmless Landlord and its officers, directors, servants, agents and employees against any claims or liability for damage to person or property (or for loss or misappropriation of property) occurring in the Premises or Project arising from any breach or default on the part of Tenant during the Term of this Lease or from any act or omission of Tenant or of any employee, agent, servant, invitee or contractor of Tenant, and from any costs relating thereto (including, without limitation, attorneys' fees).
     *
     9.   FIRE AND OTHER CASUALTY.

     A. In the event that (i) the Premises are made substantially untenantable by fire or other casualty, including damage or casualties of war, and Landlord shall decide not to restore or repair the same, or (ii) the Building is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the same, then, in either of such events, either Landlord or Tenant shall have the right to terminate this Lease by notice to the other within ninety (90) days after the date of such fire or other casualty.

     B. If the Premises or the Building are made untenantable by fire or other casualty, and this Lease is not terminated pursuant to Section 9A above, Landlord shall, to the extent permitted by any mortgages or Ground Leases with respect to the Premises and the Project, immediately take such action as is necessary to make applicable insurance proceeds available and to use the same to reconstruct, repair and restore the Building and the Premises, subject to zoning laws and building codes then in effect, and including only Building Standard Tenant Improvements (as provided in Exhibit A of Appendix D) or, if any portion of the Premises has been leased on an "as is" basis, including only improvements similar to those located in such portion of the Premises on the Commencement Date or the date on which such portion was added to the Premises, if later than the Commencement Date (herein, the improvements Landlord is required to make are called the "Required Improvements"), and at Landlord's option Tenant may be permitted or required to devote the proceeds of its insurance described in
Section 8C(2)(a) to cause restoration of tenant improvements over and above the Required Improvements, and pay for the same to Landlord or through Landlord as if newly done pursuant to Section 5 of this Lease. In the event a fire or other casualty occurs and both Landlord and Tenant are insured, it is agreed that the coverage of the Landlord shall be primary and that Landlord's recovery in no event shall be reduced by any insurance recovery to Tenant.

     C. Notwithstanding anything in this Section 9 to the contrary (except that in the event of an inconsistency, Section 9A shall supersede this Section
9C), if all or any portion of the Premises shall be made untenantable by a fire or other casualty, Landlord shall with reasonable promptness, cause a registered architect selected by Landlord and licensed to do business in Illinois to estimate the amount of time required to substantially complete repair and restoration of the Premises and make the Premises tenantable again, using standard working methods. If the estimate indicates that the Premises cannot be made tenantable within nine (9) months from the date the repair and restoration is started, either party shall have the right to terminate this Lease by giving to the other notice of such election within ten (10) days after its receipt of the architect's certificate. If the estimate of the registered architect indicates that the Premises can be made tenantable within nine (9) months from the date the repair and restoration is started, or if neither party terminates this Lease pursuant to this Section 9C, Landlord shall proceed with reasonable promptness to repair

*  See page 16A for continuation.

                                      -16A-


CONTINUATION OF SECTION 8E.
- --------------------------

Landlord hereby agrees to indemnify, defend and hold harmless Tenant and its officers, directors, servants, agents and employees against any claims or liability for injury to person, including death, or damage to property (or for loss or misappropriation of property occurring in the Premises or the Building), proximately caused by the intentional misconduct or sole negligence of Landlord or of any employee, agent, servant, invitee or contractor of Landlord, and from any costs relating thereto (including, without limitation, attorneys' fees); provided, however, that such indemnification shall be effective only to the extent of the sum of (i) amounts of Landlord's deductibles under the insurance policy obtained by Landlord, and (ii) amounts of insurance proceeds recoverable and recovered under such insurance policy.

                                      -36H-

    On January 1, 1995 (the "Third Availability Date"), Tenant shall have the
                             -----------------------
right to expand into 5,376 rentable square feet (the "Third Expansion Space") on
                                                      ---------------------
the fourth floor of the Building.

     The initial Base Rent for the Expansion Space shall be at Market Rate (defined in Section 28A).

     B. Tenant's options to expand shall be exercised as follows: Tenant shall deliver an initial non-binding written notice to Landlord of its intent to exercise its option to expand not less than six (6) full calendar months prior to the First or Second Availability Date, and not less than twelve (12) full calendar months prior to the Third Availability Date. Tenant shall give final binding written notice of its intent to exercise its option to expand no later than five (5) full calendar months prior to the First or Second Availability Date, and no later than nine (9) full calendar months prior to the Third Availability Date. If Tenant fails to give its initial non-binding written notice or its final binding written notice of intent to exercise its option to expand when due as hereinabove provided, Tenant will be deemed to have waived such option to expand. Promptly after Tenant's exercise of its expansion option pursuant to this Section 34, Landlord shall prepare an amendment to the Lease to reflect changes in the size of the Premises, Base Rent, Tenant's Proportionate Share and any other appropriate terms, due to the addition of the Expansion Space. Tenant shall execute and return such an amendment to the Lease within fifteen (15) days after its submission to Tenant.

     C.   Tenant's right to exercise its option to expand pursuant to this
Section 34, is subject to the condition that on the date that Tenant delivers its final binding written notice of its election to exercise its option to expand, Tenant is not in default under any of the terms, covenants or conditions of this Lease after having been given notice and an opportunity to cure within the applicable cure period.

and restore the Premises, provided that if the estimate of the registered architect indicates that the Premises can be made tenantable within nine (9) months from the date repair and restoration is started, and if Landlord does not repair and restore the Premises within two (2) months after the expiration of said nine (9) month period, which nine (9) month period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease upon fifteen (15) days prior written notice to Landlord. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (i) any delays caused by the insurance adjustment process; (ii) any delays caused by Tenant; and (iii) any delays caused by events beyond Landlord's reasonable control.

     D.   In the event that this Lease  is terminated pursuant to Section 9A  or
Section 9C above, rent shall be apportioned on a per diem basis and be paid to the date of the fire or other casualty. In the event that such fire or casualty renders all or any portion of the Premises untenantable and this Lease is not terminated pursuant to Section 9A or Section 9C, then subject to the last sentence of this Section 9D, the rent provided for in this Lease shall abate on a per diem basis during the period of repair and restoration until the Premises are tenantable again, and the abatement shall be in an amount bearing the same ratio to the total amount of rent due for such period as the untenantable portion of the Premises from time to time bears to the entire Premises**. Any provision hereof notwithstanding, Tenant' rent shall not abate if its negligence was the cause of the fire or other casualty; and whether or not the Lease is terminated, Tenant's recovery shall be limited to the amount necessary to cause restoration of the tenant improvements as described in this Section 9.

     10. RIGHTS RESERVED TO THE LANDLORD. Landlord reserves the following rights, exercisable without notice to Tenant except as otherwise expressly provided herein, and without liability to Tenant for damage or injury to property, person or business (all such claims being hereby released, except to the extent they are caused by Landlord's negligence), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for offsets, or abatements of rent or affecting any of Tenant's obligations under this Lease. Specification of the rights reserved to Landlord herein shall not exclude any right accruing to Landlord by operation of law or reserved specifically or by inference from any provision contained in this
Lease:

     A.   Name:     To change the Project's name or street address*.
          ----

     B.   Signs:    To  install, affix  and maintain  any and  all signs  on the
          -----
exterior and interior of the Building. No signs visible from the exterior of the Building or from within its lobbies or common corridors shall be permitted to be installed in the Premises by Tenant without Landlord's approval of the sign and the location thereof, which may be withheld in Landlord's sole discretion. Landlord reserves the right to remove at Tenant's expense any such sign not so approved by Landlord.

     C.   Windows:  To designate and  approve, prior to installation,  all types
          -------
of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all the internal lighting that may be visible from the exterior of the Building.

     D.   Service Contracts:  To designate all sources furnishing sign  painting
          -----------------
and lettering, ice and drinking water, towels, toilet

*     ,  provided  that  if    Landlord does  so  voluntarily,    Landlord shall
     reimburse Tenant for its reasonable costs incurred as a result thereof, including, without limitation, stationary expenses

**   See page 17A for continuation.

                                      -17A-


CONTINUATION OF SECTION 9D
- --------------------------

, provided, however, that if at least 20% of the Premises is rendered untenantable and as a consequence thereof Tenant is not able to operate its business, then Tenant shall be entitled to total abatement of Rent for such period of inoperation of Tenant's business.

supplies,  beverages,  food service,  shoe  shining  or  other services  on  the
Premises, provided that the rates for such services as are designated by Landlord are reasonably competitive with rates charged therefor in the Northbrook area. No vending or dispensing machines of any kind shall be placed in or about the Premises without the prior written consent of Landlord.

     E.   Keys:  To retain at all times and to use passkeys to  the Premises and
          ----
keys to all door locks within and into the Premises. No locks or bolts shall be altered, changed or added without the prior written consent of Landlord.*

     F.   Access for Repairs, etc.:   To have access to the  Premises to perform
          ------------------------
its duties and obligations under this Lease and to inspect the Premises, make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Premises, the Project or any part thereof as set forth in various sections of this Lease including, without limitation, Section 5 and Section 10N.*

     G.   Occupancy:   To decorate, remodel, repair,  alter or otherwise prepare
          ---------
the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises. Such acts of Landlord shall not relieve Tenant of its obligation to pay rent to the Termination Date.

     H.   Rights to Conduct Businesses: To grant to  anyone the exclusive  right
          ----------------------------
to conduct any business or render any service in the Project provided such exclusive right shall not operate to exclude Tenant from the use permitted by this Lease.

     I.   Heavy Equipment:  To approve the weight, size or location of safes and
          ---------------
other heavy equipment and articles in and about the Premises and the Project and to require all such items and furniture to be moved into and out of the Building or anywhere else in the Project and the Premises only at such times and in such manner as Landlord shall direct in writing. Movement of Tenant's property into or out of the Project and within the Project is entirely at the risk and responsibility of Tenant. Any furniture, equipment, curtains and similar articles desired to be removed from the Premises or the Building shall be listed in a written notice from Tenant to Landlord and a removal permit therefor shall be obtained from Landlord prior to removal thereof.

     J.   Show Premises:  To show the Premises to prospective tenants or brokers
          -------------
during the last year of the Term of this Lease or the last year of any extension thereof or to show the Premises to prospective purchasers at all reasonable times, provided prior notice is given to Tenant in each case and Tenant's use and occupancy of the Premises shall not materially be inconvenienced by any such action of Landlord.

     K.   Close Project:  To close or restrict access to the Project during such
          -------------
hours as Landlord shall from time to time reasonably determine, and on Holidays subject, however, to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Project identify themselves to a security guard by registration or otherwise and that said persons establish their right to enter or leave the Project.

* Landlord shall exercise its right of access during normal hours and upon reasonable advance oral notice, except (i) in the case of an emergency and
     (ii) in connection with providing janitorial services.

     M.   Use of  Lock Box by Landlord:  Landlord may from time to time elect to
          ----------------------------
designate a lock box collection agent (independent agent, bank or other financial institution) to act as Landlord's agent for the collection of amounts due Landlord. In such event the date of payment of rent or other sums paid Landlord through such agent shall be the date of agent's receipt of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for purposes of this Lease, no such payment or collection shall be deemed "accepted" by Landlord if Landlord issues a check payable to the order of the Tenant in the amount sent to the lock box and if Landlord mails the check to the Tenant addressed to the place designated in this Lease for notice to Tenant within twenty-one (21) days after the amount sent by the Tenant is received by the lock box collection agent or if the Landlord returns a dishonored instrument within twenty-one (21) days of its dishonor. Return of any such sum to Tenant by so sending such a check of the Landlord or by so sending a dishonored instrument to the Tenant within the appropriate twenty-one (21) day period shall be deemed to be rejection of Tenant's tender of such payment for all purposes as of the date of Landlord's lock box collection agent's receipt of such payment (or collection). The return of Tenant's payment in the manner described in this
Section 10M shall be deemed not to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease nor a waiver of any of Landlord's rights or remedies granted in this Lease. The possession of Tenant's funds or negotiation of Tenant's negotiable instrument by Landlord's agent or Landlord during the applicable twenty-one (21) day period shall be deemed not to be a waiver of any defaults of Tenant or any rights of Landlord theretofore accrued nor shall any such possession or negotiation be considered an acceptance of Tenant's tender.

     N.   Repairs and  Alterations:   At any time,  Landlord may  decorate, make
          ------------------------
alterations, additions or improvements, structural or otherwise, in or to the Project or any part thereof, including the Premises, and perform any acts required or permitted hereunder, or related to the safety, protection, preservation or improvement of the Project or the Premises, and during such operations Landlord shall have the right to take into and through the Premises or any part of the Project all material and equipment required and to close and temporarily suspend operation of entrances, doors, corridors, elevators and other facilities, and to have access to and open all ceilings, without liability to Tenant by reason of interference, inconvenience, annoyance or loss of business; provided, however, that Landlord shall cause as little inconvenience or annoyance to Tenant as is reasonably possible under the circumstances, shall not do any act which would permanently reduce the size of the Premises*. Landlord shall do any such work during ordinary business hours, and Tenant shall pay Landlord for overtime and for any other expenses incurred if such work is done during other hours at Tenant's request. Landlord may do or permit any work to be done upon or along, and any use of, any adjacent or nearby building, land, street, alley or way.

     O.   Mail Chutes:  To  have access for Landlord and other  occupants of the
          -----------
Building to any mail chutes according to the rules of the United States Postal Service.

     P.   Other Rights:  All other  rights reserved by the Landlord  pursuant to
          ------------
the provisions of this Lease.

     11.  DEFAULT AND LANDLORD'S REMEDIES.

     A.   Defaults.  The occurrence  of any of the following  shall constitute a
          --------
default hereunder:

          (1) If Tenant defaults in the payment of rent (whether Base Rent, Operating Cost Share Rent, Tax Share Rent or Additional Rent), or any other sum required to be paid by this Lease; provided, however, that Landlord shall not be entitled to exercise its remedies set forth herein or at law or in equity with respect to such default, unless such default is not remedied within five (5) business days after written notice thereof by Landlord to Tenant;

          (2) If Tenant defaults in the prompt and full performance or observance of any term, covenant, agreement or provision of this Lease (except those specified in Subsections (1), (3), (4), (5), (6), (7), (8) and (9) of this Section 11A); provided, however, that Landlord shall not be entitled to exercise its remedies set forth herein or at law or in equity with respect to such default, (i) if such default is remedied within thirty
     (30) days after written notice thereof by the Landlord, (or if such default involves a hazardous condition and it is not cured by Tenant immediately upon written notice to Tenant), or (ii) with respect to a default which cannot reasonably be cured within thirty (30) days, if Tenant immediately commences to cure and diligently proceeds to complete the cure of such default within a reasonable time period which shall in no event extend beyond ninety (90) days after Tenant receives written notice of such default;

          (3) If Tenant abandons or vacates the Premises during the Term hereof;

          (4) If the leasehold interest of Tenant is levied upon under execution or is attached under process of law, which levy or attachment continues for a period of thirty (30) days;

* , and shall not unreasonably interfere with Tenant's normal business operations, except in the case of an emergency.

          (5) If Tenant becomes insolvent or bankrupt or shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors;

          (6) If Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

          (7) If Tenant shall take any corporate or other action to authorize any of the actions set forth above in Subsections (5) and (6) of this
     Section 11A;

          (8) If any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof or (ii) remains undismissed for a period of sixty (60) days; or

          (9) If Tenant does any act, or other circumstance occurs, which this Lease provides is a default hereunder.

     B.   Landlord's Remedies.
          -------------------

          (1) Upon the occurrence of any one or more defaults by Tenant, Landlord may elect, by written notice to Tenant, to terminate this Lease and Tenant's right to the Premises as of the date set forth in the notice or, without terminating this Lease, to terminate Tenant's right to possession of the Premises as of the date set forth in the notice. Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises with process of law and upon notice, and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove any and all property therefrom using such force as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder or by law or in equity.

          (2) If Tenant voluntarily abandons the Premises or otherwise entitles Landlord to elect to terminate Tenant's right to possession only without terminating the Lease, and Landlord does so elect, Landlord may at Landlord's option enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as set forth in subsection B(1) of this Section 11, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the rent hereunder for the full Term, and, at Landlord's option, the present value of the aggregate amount of the Base Rent, Operating Cost Share Rent and Tax Share Rent (based upon the amount thereof for the calendar month immediately preceding the month in which the default has occurred) for the period from the date stated in the written notice terminating possession to the stated end of the Term (such present value to be computed on the basis of a per annum discount rate equal to three (3) percentage points below the Corporate Base Rate at the time of the default) shall be immediately due and payable by Tenant to Landlord, together with any other monies due hereunder, and Landlord shall have right to immediate recovery of all such amounts.* In the alternative, Landlord shall have the right from time to time, to recover from Tenant, and Tenant shall remain liable for, all rent not theretofore accelerated and paid pursuant to the foregoing sentence and any other sums thereafter accruing as they become due under this Lease during the period from the date stated in the notice terminating possession to the stated end of the Term. Upon and after entry into possession without termination of the Lease, subject to Landlord's right to first rent other vacant areas in the Building, Landlord may relet the Premises or any part thereof to any person, firm or corporation other than Tenant for such rent, for such time (which may be a period extending beyond the stated Term of this Lease) and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions by Tenant relating to such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed necessary or desirable by Landlord, and in connection therewith Landlord may change the locks to the Premises, and Tenant shall upon written demand pay the cost thereof, together with Landlord's expenses of reletting. Any proceeds from the reletting of the Premises by Landlord shall be collected by Landlord and shall first be applied against the cost and expenses of reentry and of reletting the Premises including, but not limited to, all brokerage, advertising, legal, alteration, redecoration, repair and other reasonably necessary costs and expenses incurred to secure a new tenant for the Premises, and second to the payment of rent herein provided to be paid by the Tenant. If the consideration collected by Landlord upon any such reletting, after payment of the expenses of reletting the Premises, is not sufficient to pay monthly the full amount of the rent reserved in this Lease, Tenant shall pay to Landlord the amount of each monthly deficiency as it becomes due (as the case may be). If the consideration collected by Landlord upon any such reletting for Tenant's account after payment of the expenses of reletting the Premises is greater than

* Provided Landlord recovers all such amounts from Tenant and subsequently relets the Premises, the Tenant shall be entitled to a refund from Landlord, but only to the extent that Landlord has mitigated Tenant's damages.

     the amount necessary to pay the full amount of Rent reserved in this Lease, the full amount of such excess shall be retained by Landlord and in no event shall be payable to Tenant. No such reentry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, unless written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder.*

          (3) If Landlord shall decide to terminate this Lease, Landlord shall be entitled to recover from Tenant all of the amounts of rent accrued and unpaid for the period up to and including the date of the termination, as well as all other additional sums for which Tenant is liable, or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may then be owing and unpaid, and all costs and expenses including without limitation, court costs and attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and in addition, Landlord, at its sole option, shall be entitled to recover from Tenant, in lieu of any amounts due under Section 11B(2) hereof, and Tenant shall pay to Landlord, on demand, as final and liquidated damages (and not as a penalty), a sum equal to the amount of Landlord's reasonable estimate of the aggregate amount of Base Rent, Operating Cost Share Rent, Tax Share Rent and Additional Rent that would be payable for the period from the date of such termination through the Termination Date, reduced by the then reasonable rental value of the Premises for the same period, both discounted to present value at the rate per annum equal to three (3) percentage points below the Corporate Base Rate at the time of the default. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for such period, or any part thereof, the amount of rent payable upon such reletting shall be deemed to be the reasonable rental value for the part or the whole of the Premises relet during the term of the reletting.

          (4) Landlord may but shall not be obligated to cure any default by Tenant hereunder, but, if Landlord so elects, all costs and expenses paid by Landlord in curing such default and legal fees in connection therewith shall be Additional Rent due on demand by Landlord.**

          (5) Notwithstanding anything in the Lease to the contrary, any and all remedies set forth in this Lease (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, and (ii) shall be cumulative. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall only be effective if it is in writing and shall not be deemed to be a waiver of a continuing or subsequent breach of the same, or of any other term, covenant or condition herein contained. The acceptance of rent or any other amounts due hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease, and if the same shall be accepted after the termination of this Lease, by lapse of time or otherwise, or of the Tenant's right of possession hereunder, or after the giving of any notice, such acceptance shall not reinstate, continue or extend the Term of this Lease or affect any notice given to Tenant prior to the

* Notwithstanding anything to the contrary herein, Landlord shall make a reasonable effort to mitigate any damages incurred by Tenant, including, without limitation, reletting the Premises.

** Landlord agrees that in the event that Tenant succeeds in obtaining a judgment against Landlord based on a default by Landlord under this Lease, such judgment may include Tenant's reasonable attorneys' fees.

     receipt of such amounts, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any rent and other sums due, and the payment of the same shall not waive or affect said notice, suit or judgment.

          (6) Notwithstanding any provision in this Lease prohibiting Landlord from exercising its rights hereunder or at law or in equity if Tenant cures a default within a specified period of time, if Tenant shall default (i) in the timely payment of rent (whether any or all of Base Rent, Operating Cost Share Rent, Tax Share Rent or Additional Rent) three or more times in any period of 12 consecutive months, or (ii) in the performance of any particular term, condition or covenant of this Lease three or more times in any period of six consecutive months, then, notwithstanding that such defaults shall have each been cured within any applicable cure period after notice, if any, as provided in this Lease, any further similar default (including, without limitation, with respect to non-payment of rent, the further non-payment of any kind of rent payable under this Lease) shall not be curable by Tenant and Landlord shall have the right to exercise all of the remedies provided in this Lease (including, without limitation, any and all remedies at law and in equity) immediately after the occurrence of such similar default.

          (7) If the term of any lease, other than this Lease, made by the Tenant for any demised premises in the Building or any other building owned by Landlord or an affiliate of Landlord in the Chicago Metropolitan area shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall empower the Landlord, at Landlord's sole option, to terminate this Lease by written notice to the Tenant.

          (8) In the event that Tenant shall file for protection under the Bankruptcy Code now or hereinafter in effect, or a trustee in bankruptcy shall be appointed for Tenant, Landlord and Tenant agree to the extent permitted by law, to request that the debtor-in-possession or trustee-in-bankruptcy, if one shall have been appointed, assume or reject this Lease within sixty (60) days thereafter.

     12. HOLDOVER. If Tenant retains possession of the Premises or any part thereof after the termination of the Term or any extension thereof, by lapse of time or otherwise, Tenant shall become a tenant from month-to-month only upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, that during such holding over, Tenant shall pay Base Rent, Operating Cost Share Rent and Tax Share Rent at 150% of the rate payable for the fiscal year, or portion thereof, immediately preceding said holding over, computed on a monthly basis for the time Tenant thus remains in possession and, in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over. Alternatively, after ninety (90) days after expiration of this Lease, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one
(1) year; provided, however, that Tenant shall pay Base Rent in an amount equal to the greater of 150% of the rate payable for the immediately preceding fiscal year, or portion thereof or 150% of the then current market rate as determined by Landlord, and Tenant shall continue to make all other payments required under this Lease, including, without limitation, Operating Cost Share Rent and Tax Share Rent. Neither the acceptance of rent by the Landlord after termination, nor the provisions of this Section: (i) shall be construed as, or operate as, a renewal or as a waiver of Landlord's right of re-entry or right to regain possession by actions at law or in equity or by any other right or remedy hereunder; or (ii) shall be construed as, or operate as, a waiver of any other right or remedy of Landlord.

     13.  SUBORDINATION TO MORTGAGES, TRUST DEEDS AND GROUND LEASES.

     A.   Subordination.  This Lease shall be subordinated to any and all Ground
          -------------
Leases now or hereafter in force with respect to the Project at the election of the ground lessor under any such Ground Lease, provided that so long as Tenant is not in default under this Lease its tenancy will not be disturbed. This Lease shall be subject to all of the terms and conditions of such Ground Leases, which are hereby incorporated in this Lease by this reference, and in the event of any conflict between the terms hereof and the terms of any such Ground Leases, the terms of such Ground Leases shall control. This Lease shall be subordinated to the lien of any and all mortgages now or hereafter in force against (a) the Project and (b) any and all Ground Leases with respect to the Project, at the election of the mortgagee under any such mortgage, provided that so long as Tenant is not in default under this Lease its tenancy will not be disturbed. Landlord hereby represents that as of the date hereof there are no Ground Leases with respect to the Project.

     The respective rights to so subordinate this Lease at the election of any such ground lessor or mortgagee shall continue during any amendment, renewal, modification, consolidation, replacement or extension of each such Ground Lease or mortgage, and shall apply to any and all advances made or hereafter made on the security of each such mortgage.

     Subordination shall be effective at election of any such ground lessor or mortgagee. Election shall not be dependent on receipt of notice by Tenant of the election to subordinate. Without limiting the foregoing, notice of the election to subordinate may be given as provided for notices pursuant to this Lease.

     Any subordination at the election of any such ground lessor or mortgagee shall be self-operating. Nevertheless, Tenant or its successors in interest upon request of Landlord shall promptly execute and deliver (within ten (10) days after a request therefor) at any time and from time to time upon the request of Landlord, such instruments as are reasonably necessary or appropriate in Landlord's judgment to evidence such subordination.

     B.   Termination of  Ground Lease or  Foreclosure of Mortgage.   Should any
          --------------------------------------------------------
mortgage on the Project or on any Ground Lease be foreclosed or if any Ground Lease be terminated and this Lease be continued:

          (1) The liability of the mortgagee, ground lessor or purchaser at such foreclosure sale shall exist only during the time such mortgagee, ground lessor or purchaser is the owner of the Project.

          (2) Tenant shall attorn, as Tenant under this Lease, without any deductions or setoffs whatsoever, to the purchaser at the foreclosure sale (or the mortgagee if the mortgagee becomes owner of the fee estate or lessor under any Ground Lease) or, if any Ground Lease be terminated for any reason, Tenant shall be deemed to have attorned as Tenant under this Lease to the ground lessor under the Ground Lease, and this Lease shall continue in full force and effect as a direct lease between and binding upon Tenant and such mortgagee or ground lessor, as the case may be. Likewise, Tenant will attorn to a leasehold mortgagee in the event a leasehold mortgagee should ever become the owner of the leasehold estate covered by its mortgage or should become the owner of any new lease in replacement or substitution of such leasehold estate. Tenant agrees to promptly execute and deliver (within ten (10) days after a request therefor) at any time and from time to time upon the request of Landlord, or of any ground lessor under any such Ground Lease, or of any holder of any such mortgage or leasehold mortgage, or of any such purchaser, any instrument which, in the sole judgment of such requesting party, may be necessary or appropriate in any such foreclosure or termination proceeding or otherwise to evidence such attornment.

          (3) As used in this Section 13, "mortgage" shall include "trust deed" and "mortgagee" shall include "trustee" and successors and assigns of such party (whether immediate or remote), the purchaser of any mortgage, whether at foreclosure or otherwise and the successors, assigns and mortgagees of such purchaser (whether immediate or remote).


     C.   Security Deposit.   The mortgagee  under  a mortgage  and  the  lessor
          ----------------
under any Ground Lease shall have no responsibility for the return of the security deposit, if any, except to the extent the security deposit is held by such mortgagee or ground lessor in which case such mortgagee or ground lessee shall be obligated to return the security deposit.

     D.   Notice and  Right to Cure.   Landlord  hereby notifies Tenant that the
          -------------------------
Project is subject to the mortgages, if any, set forth on Appendix E attached hereto (Mortgages Currently Affecting the Project), and Landlord agrees promptly to notify Tenant of the placing of any additional Ground Leases, mortgages or trust deeds against the real property or leasehold estate of which the Premises form a part.

     Tenant agrees to give the mortgagees shown on Appendix E and any other mortgagee or holder of a deed of trust or lessor of any Ground Lease, by registered mail, a copy of any notice of default served upon the Landlord, simultaneously with Tenant's delivery of notice to Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagee, holder of a deed of trust or lessor under any Ground Lease. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then such mortgagee, holder of a deed of trust or lessor under any Ground Lease shall have an additional ten (10) days within which to cure such default, or if such default cannot be cured within that time, such mortgagee, holder of a deed of trust or lessor under any Ground
Lease shall have such additional time as may be necessary to cure such default, provided that within such ten (10) days, any mortgagee, holder of a deed of trust or lessor under any Ground Lease, as the case may be, has commenced and is diligently pursuing the cure of such default (including but not limited to commencement of foreclosure or lease forfeiture proceedings, if necessary to effect such cure), and Tenant shall not pursue any of the remedies it may have for such default and this Lease shall not be terminated, while such cure is being diligently pursued, so long as the default is completely cured within a reasonable time thereafter. During the period between the giving of such notice and the remedying of Landlord's default, the rent herein recited shall be abated and apportioned to the extent that any part of the Premises shall be untenantable.

     14.  ASSIGNMENT AND SUBLETTING BY TENANT.

     A. Tenant shall not, without the prior written consent of Landlord in each instance, (i) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it, (ii) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law,
(iii) sublet the Premises or any part thereof, or (iv) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 6 of this Lease or by anyone other than the Tenant and Tenant's employees. In no event shall this Lease or any interest herein be assigned or assignable by voluntary or involuntary bankruptcy proceedings or by operation of law or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings, except to the extent provided by law.

     B. Consent by Landlord to any assignment, subletting, use, occupancy, transfer or encumbrance shall not operate to relieve Tenant from any covenant, liability or obligation hereunder (whether past, present or future), including, without limitation, the obligation to pay rent, except to the extent, if any, expressly provided for in such consent, nor shall such consent be deemed to be a consent to any subsequent assignment, subletting, use, occupancy, transfer or encumbrance. Tenant shall pay all of Landlord's costs, charges and expenses (including, without limitation, reasonable attorneys' fees) not to exceed $1,000 incurred in connection with any assignment, subletting, use, occupancy, transfer or encumbrance made or requested by Tenant.

     C. Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign this Lease or sublet any part or all of the Premises for the balance or any part of the Term, and, in such event, Landlord shall (except in the event that the proposed assignee or sublessee is affiliated with Tenant such that at least 20% of the interest in such assignee or sublessee is held by Tenant, the owners of Tenant, or those controlling
Tenant) have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate this Lease with respect to the space described in Tenant's notice as of the date stated in Tenant's notice for the commencement of the proposed assignment or sublease.* Tenant's notice shall include the name and address of the proposed assignee or subtenant, a true and complete copy of the proposed assignment or sublease and sufficient information as Landlord deems necessary to permit Landlord to determine the financial responsibility and character of the proposed assignee or subtenant. If Tenant's notice covers all of the Premises and if Landlord exercises its right to terminate this Lease as to such space, then the Term of this Lease shall expire and end on the commencement date stated in Tenant's notice as fully and completely as if that date had been the Termination Date. If, however, Tenant's notice covers less than all of the Premises, and if Landlord exercises its right to terminate this Lease with respect to such space described in Tenant's notice, then as of the commencement date stated in Tenant's notice, the rent reserved herein shall be adjusted on the basis of the number of rentable square feet retained by Tenant, and this Lease as so amended, shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's notice, does not exercise its right to terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment of this Lease or subletting the space covered by its notice.

* If Landlord does not elect to exercise Landlord's right to terminate with respect to such space, then Tenant may market such space thereafter without providing Landlord further notice or opportunity to terminate, provided Tenant has been continuously marketing such space.

Without limitation, it shall be deemed reasonable for Landlord to withhold its consent to Tenant's assignment of this Lease or subletting the space covered by its notice if the proposed assignee or sublessee is a tenant or occupant of the Building or an affiliate (a person controlling, controlled by or under common control with) of a tenant or occupant of the Building, unless there is no comparable space available in the Building for such tenant, occupant or affiliate.

     D. If Tenant, having first obtained Landlord's consent to any assignment or sublease, or if Tenant or a trustee in bankruptcy for Tenant pursuant to the Bankruptcy Code, shall assign this Lease or sublet the Premises, or any part thereof, at a rental or for other consideration in excess of the aggregate of the Base Rent, Operating Cost Share Rent and Tax Share Rent due and payable by Tenant under this Lease, then Tenant shall pay to Landlord as Additional Rent 40% of such excess rent or other consideration within ten (10) days after receipt thereof from time to time.

     E. If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder and agree to comply with and be bound by all of the terms, provisions and conditions of this Lease, in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease and in form satisfactory to Landlord, the written agreement of such subtenant that it shall comply with and be bound by all of the terms, provisions and conditions of this Lease and that it will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.

     F. If Tenant is a corporation whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death or to a descendant or spouse of such transferor for estate planning purposes, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 14. If Tenant is a partnership, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or any change in any partner's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this Section 14. The term "control" as used in this Section 14F means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership of less than fifty percent (50%) of the outstanding stock of Tenant as of the date of the execution and delivery of this Lease shall not be considered a change of control.*

     G. Any assignment, subletting, use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.**

*    See page 28A for continuation.

**   See page 28A for continuation.

                                      -28A-

CONTINUATION OF SECTION 14F
- ---------------------------

Notwithstanding the foregoing, an initial public offering by Tenant shall not be deemed an assignment of this Lease.


CONTINUATION OF SECTION 14:
- --------------------------

     H. Upon delivery to Landlord by any assignee to whom this Lease may be assigned (and who has been approved by Landlord in accordance with this Section
14), of a written agreement of such assignee to assume all the terms, covenants and conditions of this Lease to be performed by Tenant and to be bound thereby, the Tenant so assigning this Lease shall thereafter be released and discharged from any obligations thereafter arising under this Lease.

     I. Landlord agrees that it shall be deemed unreasonable for Landlord to withhold its consent to a proposed assignment or sublease based on the creditworthiness of the proposed assignee or sublessee where such proposed assignee or sublessee has a net equity (meaning total assets less total liabilities) equal to or greater than $2,000,000.00

     15. SALE BY LANDLORD. In the event of sale or conveyance or transfer by Landlord of its interest in the Project or in the Building or in this Lease, the same shall operate to release Landlord (subject to the second paragraph of
Section 17 hereof) from any future obligations and any future liability for or under any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event, and with respect to such obligations, covenants and conditions, Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease which successor Landlord shall, from and after the date of transfer, become liable for Landlord's obligations and covenants hereunder. This Lease shall not be affected by any such sale, conveyance or transfer.

     16. ESTOPPEL CERTIFICATE. Landlord shall, at the request of Tenant, and Tenant shall, at the request of Landlord at any time and from time to time upon not less than ten (10) days' prior written notice, execute, acknowledge in recordable form, and deliver to the other (or for the Tenant to its auditor or a prospective purchaser of its business or assets, or to its assignee or subtenant if acceptable to Landlord, or for the Landlord to Landlord's mortgagee, the lessor under any Ground Lease, auditors or a prospective purchaser of the Project or any part thereof) a certificate stating that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and the dates to which the rent and other charges are paid, and that Tenant is paying rent on a current basis with no offsets or claims, and there are not, to Tenant's or Landlord's knowledge, as the case may be, any uncured defaults on the part of Landlord or of Tenant (or specifying such offsets, claims or defaults, if any are claimed). Such certificate may require the party giving it to specify the date of commencement of rent, the Commencement Date, the Termination Date, the Base Rent, current Operating Cost Share Rent and Tax Share Rent estimates, the date to which rent has been paid, whether or not Landlord has completed any improvements required to be
made to the  Premises and such other matters  as may be required.   It is
expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project or by any ground lessor, or by a purchaser or assignee or lender to Tenant or to auditors of either party hereto or by any other person to whom it is delivered. The failure to deliver such statement within the time required hereunder shall, at the option of the requesting party, be a default under this Lease, or be conclusive evidence, binding upon the nonperforming party that this Lease is in full force and effect, without modification except as may be represented by the requesting party, that there are no uncured defaults by the requesting party and that not more than one (1) month's rent has been paid in advance, and the nonperforming party shall be estopped from asserting any defaults known to it at that time.

     17. SECURITY DEPOSIT. Tenant has deposited with Landlord security for the full and faithful performance of every provision of this Lease to be performed by Tenant in the amount, if any, set forth as Item 9 in the Schedule. If Tenant defaults with respect to any provision of this Lease, Landlord may use all or any part of this security deposit for the payment of any rent and any other sum due or in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of such deposit is to be used,
Tenant shall within five (5) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of this Lease and upon vacation of the Premises in accordance with the provisions hereof. Said security deposit shall not be deemed an advance payment of rent or a measure of Landlord's damages for any default hereunder by Tenant.*

     Tenant acknowledges that Landlord has the right to transfer all or any part of its interest in the Project or this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall have the right to transfer such security deposit to the transferee. Upon delivery by Landlord to Tenant of such transferee's written acknowledgment of its receipt of such security deposit, Landlord shall thereby be released by Tenant from all liability or obligation for the return of such deposit and Tenant agrees to look solely to such transferee for the return of the security deposit.

     18. EXCUSE OF PARTY'S INABILITY TO PERFORM; PARTY'S DEFAULT. Except as specifically provided to the contrary in this Lease, this Lease and the obligation of Tenant to pay rent hereunder and perform all of Tenant's covenants and agreements hereunder shall not be impaired nor shall Landlord or Tenant be in default hereunder because Landlord or Tenant, as the case may be, is unable to fulfill any of its obligations under this Lease, if Landlord or Tenant, as the case may be, is prevented or delayed from so doing by any of the following (which shall be referred to herein as a "Force Majeure"): any accident, breakage, repairs, alterations, improvements, strike or labor troubles, or any other cause whatsoever beyond the reasonable control of Landlord, including, but not limited to, energy shortages or governmental preemption in connection with a national emergency, or by reason of government laws or any rule, order or regulation of any department of subdivision thereof of any governmental agency, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

     20. NOTICES. All notices and approvals are to be given by one party to the other party under this Lease shall be given in writing, mailed or delivered as follows:

*    See page 30A for continuation.

                                      -30A-


CONTINUATION OF SECTION 17.
- --------------------------

     This security deposit shall be in the form of an irrevocable, unconditional letter of credit (the "Letter of Credit"), which Letter of Credit shall (a) be
                       ----------------
in the amount of $19,025.00, (b) be in form and substance satisfactory to Landlord, (c) name Landlord as its beneficiary, (d) expressly allow Landlord to draw upon it at any time or from time to time by delivering to the issuer written notice that Landlord is entitled to draw thereunder pursuant to the terms of Section 17 of this Lease, (e) expire no earlier than the Termination Date of this Lease, and (g) be drawn on an FDIC-insured financial institution satisfactory to Landlord. If Landlord is not provided with a substitute Letter of Credit complying with all of the requirements hereof at least ten (10) days before the stated expiration date hereof, then Landlord shall have the right to draw under such Letter of Credit then held by Landlord and hold such funds as a security deposit in accordance with the terms of this Section 17. The Letter of Credit shall be delivered by Tenant to Landlord upon receipt of a fully executed Lease from Landlord.

     A.   To Landlord as follows:

          Teachers Realty Corporation        Teachers Realty Corporation
          c/o Office of the Building         730 Third Avenue
            Manager                          New York, New York  10017
          200 North LaSalle Street           Attn:  Vice President
          Chicago, Illinois  60601
          Attn:  Building Manager

or to such other person at such other address designated by notice to Tenant.

     B. To Tenant at the place set forth as Item 10 on the Schedule until Tenant takes possession of the Premises, and thereafter at the Premises or at such other address designated by notice to Landlord.

     Mailed notices shall be sent by United States Certified or Registered Mail, postage prepaid. Mailed notices shall be deemed to have been given three (3) business days after posting in the United States mails, and notices delivered personally shall be deemed to have been given upon delivery or attempted delivery.

     21. QUIET POSSESSION. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall at all times during the Term herein granted and subject to the provisions of this Lease peacefully and quietly have and enjoy the possession of the Premises without any encumbrance or hinderance by, from or through Landlord, its successors or assigns.

     22. REAL ESTATE BROKER. Tenant represents that it has not dealt with any real estate broker except for Miglin-Beitler Management Corporation and that broker listed, if any, in Item 11 in the Schedule, with respect to this Lease and, to its knowledge no other broker initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from all claims from any other real estate broker for commission or fees in connection with this Lease.

     23. CONDEMNATION. If all or any portion of the Project or Premises are taken by eminent domain so that the Premises cannot be reasonably used by Tenant for the purposes for which they are demised, then at the option of either party this Lease may be terminated effective as to the date of such taking. The entire award for any total or partial taking shall be paid to and retained by Landlord. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Project, or if the grade of any street or alley adjacent to the project is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the Project to conform to the changed grade, Landlord shall have the right to terminate this Lease upon not less than ninety (90) days' notice prior to the date of termination designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for said termination. *

     24. SPRINKLERS. If the sprinkler system installed at the Project or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or invitees, Tenant shall forthwith restore the same to good working condition at its own expense. Tenant shall not do or permit anything to be done upon the Premises, or bring or keep anything thereon which is in violation of

                                      -31A-



CONTINUATION OF SECTION 23:
- --------------------------

Nothing contained in this Section 23 shall prohibit Tenant from instituting separate proceedings to pursue a separate award compensating it for relocation, business loss and other costs incurred by Tenant in connection with a condemnation or taking (including, but not limited to, rent differentials, brokerage and attorney fees, and unamortized improvements in the Premises), as long as such award in no way reduces the award otherwise payable to Landlord.

rules, regulations and requirements of the Illinois Inspection and Rating Bureau, Fire Insurance Rating Organization or any similar authority having jurisdiction over the Building, and if the Board of Fire Underwriters or Fire Insurance Exchange or any bureau, department or official of the state or city government, requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or acts or the location of partitions, trade fixtures, or other contents of the Premises, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

     25.  MISCELLANEOUS.

     A.   Covenants Binding on Successors.  Subject to the terms and provisions
          -------------------------------
of Section 14 of this Lease, each provision of this Lease shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives and successors and assigns.

     B.   Date Payments Are Due.  All amounts owed to Landlord hereunder, for
          ---------------------
which the date of payment is not expressly fixed herein, shall be paid within thirty (30) days from the date Landlord renders statements of account therefor and shall bear interest at the rate provided in Section 2D(3) from the date due until paid.

     C.   Meaning of "Re-entry" and "Landlord".  The words "re-enter" and "re-
          ------------------------------------
entry" as used in this Lease are not restricted to their technical legal meaning. The term "Landlord," as used in this lease, means only the landlord from time to time, and upon conveying or transferring its interest, such conveying or transferring landlord shall be relieved from any further obligation or liability pursuant to Section 13B(1), 13C, 15 and 17 of this Lease.

     D.   Time is of the Essence.  Time is of the essence of this Lease and each
          ----------------------
and all of its provisions.

     E.   No Option.  Submission of this instrument for examination or signature
          ---------
by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     F.   Severability.  The invalidity or unenforceability of any provision
          ------------
hereof shall not affect or impair any other provisions.

     G.   Governing Laws.  This Lease shall be governed by and construed
          --------------
pursuant to the laws of the State of Illinois.

     H.   Lease Modification.  Should any mortgage require a modification of
          ------------------
this Lease, which modification will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified.

     I.   No Oral Modification.  No subsequent alteration, amendment, change or
          --------------------
addition to this Lease shall be binding upon Landlord or Tenant unless in writing signed by both parties.

     J.   Litigation and Arbitration Costs. In the event of any litigation or
          --------------------------------
arbitration between the parties hereto with respect to the enforcement or interpretation of this Lease, the nonprevailing party shall pay the attorney's fees, court costs and other costs of the prevailing party, provided that Tenant shall notify Landlord of any alleged breach of Landlord's obligations under this Lease and shall take no action with respect to such breach as long as Landlord immediately commences to cure and diligently proceeds to complete the cure of said breach within a reasonable time period. Each party hereto shall pay the attorney's fees, court costs (if any) and other costs incurred by the other party in any litigation, negotiation or transaction in which such party causes the other party, without the other party's fault, to become involved or concerned (including, without limitation, any request for Landlord's consent to a sublet or assignment).

     K.   Captions.  The marginal headings and titles to the paragraphs of this
          --------
Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     L.   Remedies and Rights May be Exercised by Landlord In Its Own Name;
          -----------------------------------------------------------------
Authority to Execute This Lease.  All rights and remedies of Landlord under this
- -------------------------------
Lease, or that may be provided by law, may be exercised by Landlord in its own name individually, or in its name by any agent thereof, and all legal proceedings for the enforcement of any such rights or remedies may be commended and prosecuted to final judgment and executed by Landlord in its own name individually or in its name by any agent thereof. Landlord and Tenant each represents to the other that each has full power and authority to execute this Lease and to make and perform the agreements herein contained.

     M.   Payments to Affiliates.  Nothing in this Lease shall be construed to
          ----------------------
prevent Landlord from paying for services rendered or materials delivered with respect to the Project or to the Premises (including, without limitation, management services and contracting out capital improvements or other capital repairs or construction items) by affiliates of Landlord provided that the fees or costs of such services and materials are at market rates in the Northbrook area. All such fees or costs paid by Landlord to such affiliates shall be deemed to constitute Operating Costs on the same terms and conditions as if such fees and costs were paid to non-affiliates of Landlord.

     N.   Entire Agreement.  This Lease (including, without limitation, any
          ----------------
Rider attached hereto and signed by both parties and Appendices A through E, all
                                                                          -
of which are incorporated herein by this reference) constitutes the entire agreement between the Landlord and the Tenant. Tenant acknowledges that it has not been induced to enter this Lease by any promises, assurances, agreements, statements or representations (collectively, "Representations") which are not set forth in this Lease (including without limitation any Representations concerning Operating Costs or Taxes). Tenant acknowledges that it has not relied on any such Representations, agrees that no such Representations shall be used in the construction or interpretation of this Lease and agrees that Landlord shall have no liability for any consequences arising as a result of any such Representations.

     O.   Landlord's Title.  Landlord's title is and always shall be paramount
          ----------------
to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber Landlord's title.

     P.   Light and Air Rights.  This Lease does not grant any rights to light
          --------------------
or air over or about the Project. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as were required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein.

     Q.   Consents.  Except as otherwise expressly set forth herein (including,
          --------
without limitation, Sections 4E, 5B, 10B and 11B(2)), wherever the consent or approval of either Landlord or Tenant is required by the provisions of this Lease, such party shall not unreasonably withhold or delay such consent or approval.

     R.   Landlord's Agents.  Any rights reserved or granted to Landlord
          -----------------
hereunder may be exercised by Landlord or any of its agents, employees, contractors or designees.

     S.   Terms "Landlord" and "Tenant".  The terms "Landlord" and "Tenant"
          -----------------------------
whenever used in this Lease shall be construed to mean the plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to entities or individuals, or men or women, shall in all cases be assumed as though in each case fully expressed.

     T.   Rent Not Based on Income.  It is agreed by Landlord and Tenant that no
          ------------------------
rental or other payment for the use, occupancy or utilization of the Premises demised hereunder shall be, or is, based in whole or in part on the net income or profits derived by any person from the Building or the Premises so leased, used, occupied, or utilized, and Tenant further agrees that it will not enter into any sublease, license, concession or other agreements for any use, occupancy or utilization of the Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the Premises so leased, used, occupied or utilized.

     U.   Exclusivity.  Tenant is not granted by this Lease and shall not be
          -----------
entitled to have any exclusive rights in the Building other than the rights of its occupancy.

     V.   No Recording by Tenant.  Tenant shall not record or file in any public
          ----------------------
records this Lease or any portion thereof.

     26.  UNRELATED BUSINESS INCOME.

     A. Landlord shall have the right at any time and from time to time to unilaterally amend the provisions of this Lease, if Landlord is advised by its counsel that all or any portion of the monies paid by Tenant to Landlord hereunder are, or may be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code or regulations issued thereunder, and Tenant agrees that it will execute all documents or instruments necessary to effect such amendment or amendments, provided that no such amendment shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, as so amended, and provided further that no such amendment shall result in Tenant receiving fewer services or services of a lesser quality than it is presently entitled to receive under this Lease.

     B. Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or the building manager of the Project or its employees or by one or more third persons hired by landlord or the building manager of the Project. Tenant agrees that upon Landlord's written request it will enter into direct agreements with the building manager of the Project or other parties designated by Landlord for the furnishing of any such services required to be furnished by Landlord hereunder, in form and content approved by Landlord, provided, however, that no such contract shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, and provided further, that no such contract shall result in (i) Tenant receiving fewer services or services of a lesser quality than it is presently entitled to receive under this Lease or (ii) a material adverse change to the benefits for which Tenant has bargained.

     27. EXCULPATORY PROVISIONS. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by such Landlord, or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Premises and the Project to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by such Landlord (or default through, under or by any of the beneficiaries of any Landlord which is a land trust, or any of the agents, servants, employees or representatives of such Landlord or said beneficiaries), Tenant shall look solely to the interests of such Landlord in the Premises and the Project; that no Landlord nor any of the beneficiaries of any Landlord which is a land trust shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained and no liability or duty shall rest upon any Landlord which is a land trust to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, any Landlord, or against any of the beneficiaries of any Landlord which is a land trust, on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Lease contained, either express or implied, all such personal liability, if any being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant; that this Lease, if executed by any Landlord which is a land trust, is executed and delivered solely in the exercise of the powers conferred upon it as such Trustee; and that as to any partnership which is a Landlord or the beneficiary of a Landlord which is a land trust, a deficit capital account of any partner of such partnership shall not be deemed to be an asset or property of such partnership.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.


                                        LANDLORD:

                                        TEACHERS REALTY CORPORATION,
                                        an Ohio corporation




                                        By:  /s/ S. Marc Flannery
                                             --------------------------------
                                        Print Name:  S. Marc Flannery
                                                    -------------------------
                                        Print Title: Assistant Secretary
                                                     ------------------------




                                        TENANT:


                                         MEDICON, INC.
                                        ------------------------------------
                                         an Illinois corporation

                                        By:   /s/ Lawrence Rubenstein
                                             -------------------------------

                                        Print Name:  Lawrence Rubenstein
                                                   -------------------------
                                        Print Title:  Exec. V.P. & Sec'y
                                                     -----------------------

                                      -36A-

     28.  EXTENSION OPTION.  Subject to Section 28c below, the Term of this
          ----------------
Lease may be extended, at the option of Tenant, for two (2) successive periods of five (5) years each, each such period is sometimes called a "Renewal Term",
                                                                ------------
and the first such five (5) year period (if any) is sometimes called the "First Renewal Term" and the second such five (5) year period (if any) is sometimes called the "Second Renewal Term". Each Renewal Term shall be upon the same terms, covenants and conditions contained in this Lease, excluding the provisions of Sections 28, 30, 31 and Appendix D of this Lease and except for the payment of Base Rent during the Renewal Term; and any reference in the Lease to the "Term" of the Lease shall be deemed to include any Renewal Term and apply thereto unless it is expressly provided otherwise. Tenant shall have no extension options beyond the aforesaid two consecutive five year extension options. Any termination of this Lease during the initial Term of this Lease, or during a Renewal Term shall terminate all rights under this section 28.

     A. The Base Rent during a Renewal Term for any spaces then constituting a portion of the Premises shall be at a rate equal to the greater of (i) the Base Rent existing on the date Tenant delivers its initial non-binding notice, and
(ii) the Market Rate (defined hereinafter) for such space. For purposes of this Lease, "Market Rate" shall mean the fair net rental per annum (which shall be
        -----------
net of all taxes and operating expenses) for a period commending when the fair net rental being determined would first be payable, assuming no rent abatements of any kind, per rentable square foot for comparable space for a term equal to the number of years remaining in the Term (including any Renewal Term with respect to which Tenant has delivered its final binding written notice pursuant to Section 28C), for a new tenant. The calculation of Market Rate shall take into account (and the fair net rental shall be decreased by) the present value of any then market brokers' commission and of any then market tenant improvement, free rent other concession which would be available to a new tenant, and shall also take into account (and the fair net rental shall be increased by) the present value of the cost of any actual brokers' commission or actual tenant improvement or other concession agreed by the Landlord and Tenant to be payable or to be granted to Tenant in connection with the particular option with respect to which Tenant has given an initial non-binding notice.
The calculation of Market Rate shall also take into account that Tenant pays Tenant's Proportionate Share of the Operating Costs

                                      -36B-


and Taxes in each fiscal year. The calculation of Market Rate shall be made by reference to comparable space in the Building, primarily, and in other buildings within a two-mile radius of the Building which are comparable to the Building in age and quality, secondarily, but excluding those leases where Tenant has an equity interest in the property.

     B. For purposes of this Lease, "Market Rate", as defined above, shall be determined as follows:

          (i) On or before five (5) days after the time at which Tenant must provide the Landlord with initial non-binding written notice under this Lease of its intent to exercise any of its rights to extend the Term of this Lease under this Section 28 or, on or before five (5) days after either Landlord or Tenant requests in writing a determination of Market Rate, which determination is required for purposes of enforcing any provision of this Lease, Landlord and Tenant shall commence negotiations to agree upon the Market Rate (to be multiplied by the rentable square feet in the Premises) applicable thereto. If the Landlord and Tenant are unable to reach agreement on the Market Rate within twenty-one (21) days after the date negotiations commenced, then the Market Rate shall be determined in accordance with Section 28B(ii) below.

          (ii) If the Landlord and Tenant are unable to reach agreement on the Market Rate within said twenty-one (21) day period, then within seven (7) days, the Landlord and Tenant shall each simultaneously submit to other in a sealed envelope its good faith estimate of the Market Rate. If the higher of such estimates is not more than one hundred ten percent (110%) of the lower of such estimates then the Market Rate shall be the average of the two estimates. Otherwise, within five (5) days either the Landlord or Tenant may submit the question to arbitration in accordance with Section 28B (iii) below.

          (iii) If the Landlord and Tenant are unable to agree upon the Market Rate by exchange of estimates, then either may, by written notice of the other within five (5) days after the exchange of good faith estimate pursuant to Section 28B(ii) above, request to resolve the dispute by arbitration. Within seven (7) days after the receipt of such request, the parties shall select, as an arbitrator, a mutually acceptable independent MAI appraiser with

                                      -36C-

     experience in real estate activities, including at least five (5) years experience in appraising office space in the North Suburban Chicago area (a "Qualified Appraiser"). If the parties cannot agree on a Qualified
      -------------------
     Appraiser, then within a second period of seven (7) days, each shall elect a Qualified Appraiser and within ten (10) days thereafter the two appointed Qualified Appraisers shall select a third Qualified Appraiser and the third Qualified Appraiser shall be the arbitrator and shall determine the Market Rate. If one party shall fail to make such appointment within said second seven (7) day period, then the Qualified Appraiser chosen by the other party shall be the sole arbitrator.

          (iv) Once the arbitrator has been selected as provided in Section 28B(iii) above, then, as soon thereafter as practicable but in any case within twenty-one (21) days, the arbitrator shall select one of the two estimates of Market Rate submitted by the Landlord and Tenant pursuant to
     Section 29B(ii), which shall be the one that is closer to the fair market net rental value as determined by the arbitrator. The value so selected shall be the Market Rate. The decision of the arbitrator as to the Market Rate shall be submitted in writing to, and the final and binding on, the Landlord and Tenant. If the arbitrator believes that expert advice would materially assist him, he may retain one or more qualified persons, including but not limited to, legal counsel, brokers, architects or engineers, to provide such expert advice. The party whose estimate is not chosen by the arbitrator shall pay the costs of the arbitrator and of any experts retained by the arbitrator. Any fees of any counsel or expert engaged directly by the Landlord or Tenant, however, shall be borne by the party obtaining such counsel or expert.

          (v) The Landlord and Tenant may, by agreement, submit any other number or amount in dispute under the Lease to determination by means of the arbitration procedure set forth in this section 28B.

     C. Each option to extend shall be exercised by Tenant delivering an initial non-binding written notice to Landlord not less than thirteen (13) full calendar months prior to the expiration of the initial Term of this Lease, or the first Renewal Term, as the case may be. Thereafter, the Market Rate for the particular Renewal Term shall be calculated pursuant to Section 28B. Such calculation shall reflect the Market Rate that would be payable per annum for a term commencing on the first day of the particular Renewal Term with respect to which the calculation is being made, provided that such calculations shall

                                      -36D-


be final and shall not be recalculated at the actual commencement of such Renewal Term (if any). Tenant shall give Landlord final binding written notice of intent to exercise an option to extend no later than six (6) months prior to the expiration of the initial Term of the First Renewal Term of this Lease, as the case may be.

     D. Tenant's right to exercise a particular option to extend this Lease pursuant to this Section 28, is subject to the following condition: that on the date that Tenant delivers its written notice of its election to exercise an option to extend, Tenant is not in default under this Lease after having been given notice and an opportunity to cure within the applicable cure period.

     E. If Tenant fails to give its initial non-binding written notice of intent or its final binding written notice of intent to exercise an option to extend when due as provided in this Section 28, Tenant will be deemed to have waived such option to extend.

     29.  PARKING.  Landlord shall provide Tenant with eight reserved parking
          -------
spaces in the parking lot adjacent to the Building. Such parking spaces shall be provided at no additional cost to Tenant.

     30.  RIGHT OF FIRST OFFER.  Subject to Section 30B below, and subject to
          --------------------
any expansion, renewal, right of first offer, or right of first refusal options or other agreements pertaining to use or occupancy of any current tenant or tenants in the Building (individually, the "Prior Tenant"), during the Term of
                                            ------------
this Lease, Tenant shall have and is hereby granted a right of first offer with respect to the entire 3rd, 4th and 6th floors of the Building or any portion thereof, (collectively the "ROFO Space"), which right shall be exercised in
                            ----------
accordance with the procedures set forth in Section 30A below. Notwithstanding the foregoing, with respect to all of the Expansion Space (defined in Section
34), such right of first offer shall be preempted by the Expansion Option provided for in Section 34 and shall not be granted on any of the Availability Dates (as set forth in Section 34), but shall subsequently be granted in the event any Expansion Space is subsequently relet to a third party (such third party shall be deemed a Prior Tenant for purposes of this Section 30)

                                      -36E-


and such third party's lease (including any renewal or other options) expires prior to the expiration of Tenant's Term of this Lease.

     A. If at any time during the Term of this Lease any ROFO Space becomes available for lease to anyone other than a Prior Tenant, Landlord shall give written notice thereof to Tenant (the "Landlord's ROFO Notice") identifying that
                                       ----------------------
portion of the ROFO Space that is available (the "Subject ROFO Space").
                                                  ------------------
Landlord's ROFO Notice may be given at any time up to eight (8) months in advance of such availability and shall contain the terms upon which Landlord intends to offer the Subject ROFO Space for lease to the market. Tenant shall notify Landlord within thirty (30) days of receipt of Landlord's ROFO Notice whether it desires to lease the Subject ROFO Space on the terms set forth in Landlord's ROFO Notice; provided, however, the failure to notify Landlord within said 30-day period shall be deemed a refusal by Tenant. After any such refusal or deemed refusal, Tenant shall have no further rights to such Subject ROFO Space and Landlord shall be free to lease such space to any person or entity for any term. If Tenant exercises its right of first offer with respect to such Subject ROFO Space, such space shall be added to the Premises for the remaining Term of the Lease (including the Renewal Term, if any) on (a) all the terms, covenants and conditions specified in the Landlord's ROFO Notice, and (b) the terms, covenants and conditions of this Lease to the extent that such terms, covenants and conditions of this Lease do not conflict with the terms, covenants and conditions specified in the Landlord's ROFO Notice; provided, however, that notwithstanding anything herein to the contrary, during the Renewal Term, if any, Base Rent, Operating Cost Share Rent, Tax Share Rent and Additional Rent and all other economic terms applicable to any ROFO Space shall be adjusted in the manner provided in Section 28 hereof, and the rent and other economic terms described in the Landlord's ROFO Notice shall not apply during any such Renewal Term, but shall be in accordance with Section 28 above. Any ROFO Space added to the Premises pursuant to this Section 30 shall become a part of the Premises for all purposes of this Lease, and any reference in this Lease to the term "Premises" shall be deemed to refer to and include such portion of the ROFO Space, except as expressly provided otherwise in this lease.

     B. Tenant's right to exercise its right of first offer with respect to any portion of the ROFO Space pursuant to this Section 30, is subject to the following condition: that on the date that Tenant delivers its binding written notice of its election to exercise its right of first offer, Tenant is not in default under any of the terms, covenants or conditions of the

                                      -36F-


Lease after having been given notice and an opportunity to cure within the applicable cure period.

     C. Promptly after Tenant's exercise of its right of first offer pursuant to this Section 30, Landlord shall prepare an amendment to the Lease to reflect changes in the size of the Premises, Base Rent, Tenant's Proportionate Share and any other appropriate terms, due to the addition of the ROFO Space. Landlord and Tenant shall execute and return such an amendment to the Lease within fifteen (15) days after its submission to Tenant.

     31.  TENANT CONSTRUCTION ALLOWANCE.  Landlord hereby agrees to provide
          -----------------------------
Tenant with an amount equal to Thirty-Five Thousand and NO/100 Dollars ($35,000) (the "Tenant Construction Allowance") to be applied to the cost of the
      -----------------------------
Build-Out (defined herein as defined in Appendix D) to be performed by Tenant. If the total cost incurred by Tenant in connection with that portion of the Build-Out approved by Landlord and Tenant as of the Commencement Date is less than the Tenant Construction Allowance (the "Excess Construction Allowance"),
                                             -----------------------------
Landlord hereby agrees that, at Tenant's option, Excess Construction Allowance may be used as a credit against the first installments of Base Rent falling due during the Term of the Lease. If the total costs incurred by Tenant in connection with the Build-Out exceed the Tenant Construction Allowance, Tenant hereby agrees to pay the excess costs.

     32.  BUILDING NAME.  Landlord hereby agrees that Tenant may have the
          -------------
Building names after Tenant, subject to Landlord's reasonable approval of the precise name and signage, provided that Tenant (i) is leasing at 38,050 rentable square feet in the Building and (ii) has received all necessary approvals from all relevant governmental, zoning and regulatory bodies (including, without limitation, the Village of Northbrook) to do so, and provided further that Landlord shall have no obligation to take any action in connection therewith or to participate in any proceedings, applications or requests.

     33.  SIGNAGE.  The parties hereby acknowledge that there is existing
          -------
exterior signage on a monument located on the east side of the Project.
Provided that Tenant shall not have sublet all or any portion of its Premises or assigned this Lease, upon full execution of this Lease by both parties, Tenant shall have the right to put its signage on the existing monument, and the cost of such sign and the installation thereof shall be paid by Landlord. The materials, size, shape, character, content and

                                      -36G-


method of installation of such signage shall be subject to Landlord's prior written approval, which approval will not be unreasonably withheld. Upon termination of this Lease, by lapse of time or otherwise, Tenant shall, at its own cost, remove such signage and restore the monument to the condition that existed prior to Tenant erecting its signage thereon pursuant to this Section
33. Landlord and Tenant hereby agree that there shall be no monthly charge for the rights granted to Tenant pursuant to this Section 33.

     34.  EXPANSION OPTIONS.  Subject to Section 34C below, Tenant shall have
          -----------------
and is hereby granted the options described in Section 34A below to add the Premises the Expansion Space (hereinafter defined) for the remaining Term of this Lease (including any Renewal Term) upon the same terms, covenants and conditions contained in this Lease except Sections 29 and 31 of this Lease, except for the abatement of Operating Cost Share Rent and Tax Share Rent provided in Sections 2A(2) and 2A(3) which shall not be applicable to the Expansion Space (with Tenant paying the full amount of Operating Cost Share Rent and Tax Share Rent payable from time to time under this Lease with respect to Expansion Space), and except for the payment of Base Rent (which shall be payable in the amounts described hereinbelow); and provided that any space added to the Premises pursuant to this Section 34 shall be delivered as is, and Landlord shall have no obligation to contribute to the cost of any construction or remodeling by Tenant, nor shall any work allowance be applicable to any such space, nor shall Landlord be obligated to perform any construction in connection with such space. Tenant's obligations to pay Operating Cost Share Rent, Tax Share Rent and Base Rent for any particular Expansion Space shall commence on the date such space is actually made available to Tenant to be added to the Premises. In the event that Tenant exercises its expansion option pursuant to this Section 34A, the Expansion Space thereby added to the Premises shall become a part of the Premises for all purposes of this Lease, and any reference in this Lease to the term "Premises" shall be deemed to refer to and include any such Expansion Space, except as expressly provided otherwise in this Lease.

     A.,  On April 1, 1993 (the "First Availability Date"), Tenant shall have
                                 -----------------------
the right to expand into 3,016 rentable square feet (the "First Expansion
                                                          ---------------
Space") on the sixth floor of the Building.
- -----

     On May 1, 1993 (the "Second Availability Date"), Tenant shall have the
                          ------------------------
right to expand into 8,227 rentable square feet (the "Second Expansion Space")
                                                      ----------------------
on the third floor of the  Building.

                                   APPENDIX A

                                   [BLUEPRINT]
















  BOULEVARD 40                                                     LEVEL 5

                                   APPENDIX B

                                CLEANING SCHEDULE

     Landlord shall furnish janitorial service as described below:

                                      DAILY
                                      -----

     Sweep, dry mop (using treated mops), or vacuum all floor areas (moving light furniture) of resilient wood or carpet, remove matter such as gum and tar which had adhered to the floor.

     Empty and damp wipe all ashtrays and waste baskets and remove all trash.

     Dust all horizontal surfaces with treated dust cloth, including furniture, files, equipment, blinds, and louvers that can be reached without a ladder.

     Damp wipe all telephones, including dials and crevices.

     Spot wash to remove smudges, marks and fingerprints from such areas as walls, equipment, doors, partitions and light switches within reach.

     Wash and disinfect water fountains and water coolers.

     Damp mop all non-resilient floors such as concrete, terrazzo and ceramic tile.

     Empty all waste containers.

     Dust and rub down elevator doors, walls, and metal work in elevator cabs.


                                  TOILET ROOMS
                                  ------------

     Clean mirrors, soap dispensers, shelves, wash basins, exposed plumbing, dispenser and disposal container exteriors using detergent disinfectant and water. Damp wipe all ledges, toilet stalls and doors, spot clean light switchers, doors and walls.

     Clean toilets and urinals with detergent disinfectant, beginning with seats and working down. Pour one ounce of bowl cleaner into urinal after cleaning and do not flush.

     Furnish and refill all soap, toilet, sanitary napkin and towel dispensers.

     Clean all baseboards.

     Damp mop floors using detergent disinfectant.

                                     WEEKLY
                                     ------

     Wash all directory board, display, entry door and side light glass, as necessary.

     Spot clean carpet stains.


                                   APPENDIX B
                                   Page 1 of 2

     Spot wash interior partition glass and door glass to remove smudge marks, and all smudge marks and finger marks from doors, partitions, woodwork, window ledges and window mullions.

                                     MONTHLY
                                     -------

     Sweep stairwells and landings.

     Wash all uncarpeted areas.

     High dust all horizontal and vertical surfaces not reached in nightly cleaning, such as pipes, light fixtures, door frames, picture frames and other wall hangings.

                                    QUARTERLY
                                    ---------

     Vacuum all ceilings and wall air supply and exhaust difusers or grills.

     Wash all stairwell landings and treads.

     Exterior windows of the building will be cleaned, weather permitting.

     All tile areas to be scrubbed, waxed and buffed.




                                   APPENDIX B
                                   Page 2 of 2

                                   APPENDIX C

                              RULES AND REGULATIONS

     1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door partition or wall which may, in Landlord's judgment, appear unsightly from outside of the Project.

     2. The Project directory shall be available to Tenant solely to display name and their location in the Project, which display shall be as directed by Landlord.

     3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and shall move all supplies, furniture and equipment as soon as received directly to he Premises and move all such items and waste, being taken from the Premises (other than waste customarily removed by employees of the Building) directly to the shipping platform at or about the time arranged for removal therefrom. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgement of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Project. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Project.

     4. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and no foreign substances of any kind whatever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

     5. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

     6. Tenant shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical business without the prior written consent of Landlord; use the Premises for housing, lodging or sleeping purposes; or permit preparation or warming of food in the Premises (warming of coffee and individual meals with employees and guests excepted). Tenant shall not occupy or use the Premised or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any public law, ordinance or governmental regulation or which may be dangerous to persons or property.

     7. Tenant shall not bring upon, use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material, or any other articles deemed hazardous to persons on property, or use any method of heating of air conditioning other than that supplied by Landlord.

     8. Landlord shall have sole power to direct electricians to where and how telephone and other wires are to be introduced. No boring or cutting for wires is to allowed without the consent of


                                   APPENDIX C
                                   Page 1 of 4

Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     9. No additional locks shall be placed upon any doors, windows or transoms in or to the Premises. Tenant shall not change existing locks or the mechanism thereof. Upon termination of the lease, Tenant shall deliver to Landlord all keys and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished Tenant. In the event of the loss of keys so furnished, Tenant shall pay Landlord therefor. Tenant shall not make, or cause to be made, any such keys and shall order all such keys solely from Landlord and shall pay Landlord for any keys in addition to the two sets of keys originally furnished by Landlord for each lock.

     10. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

     11. No furniture, packages, supplies, equipment or Merchandise will be received in the Project or carried up or down in the elevator, except between such hours and in such elevator as shall be designated by Landlord. Tenant shall not take a permit to be taken in or out of other entrances of the Building or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on elevators.

     12. Tenant shall cause all doors to the Premises to be closed and securely locked and shall turn off all utilities, lights and machines, before leaving the Project at the end of the day.

     13. Without the prior written consent of Landlord, Tenant shall not use the name of the Project or any picture of the Project in connection with, or in promoting or advertising the business of Tenant, except Tenant may use the address of the Project as the address of its business.

     14. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises or the Project's heating and air conditioning, and shall refrain from attempting to adjust any controls, other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed.

     15. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which may arise from a cause other than Landlord's negligence, which includes keeping doors locked and other means of entry to the Premises closed and secured.

     16. Peddlers, solicitors and beggars shall be reported to the office of the Project or as Landlord otherwise requests.

     17. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Project in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

     18. No bicycle or other vehicle and no animals or pets shall be allowed in the Premises, halls, freight docks, or any other parts of the Building except that blind persons may be accompanied by "seeing eye" dogs. Tenant shall not make or permit any noise, vibration or

                                   APPENDIX C
                                   Page 2 of 4
odor to emanate from the Premises, or do anything therein tending to create, or maintain, a nuisance, or do any act tending to injure the reputation of the Building.

     19. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Project.

     Accordingly:

          (a) Landlord may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their sole discretion, require that persons entering or leaving the Project or the Property identify themselves to watchmen or other employees designated by Landlord, by registration, identification or otherwise.

          (b) Tenant agrees that it and its employees will cooperate fully with Project employees in the implementation of any and all security procedures.

          (c) Such security measures shall be he sole responsibility of Landlord, and Tenant shall have no liability for any action taken by Landlord in connection therewith.

     20. Tenant shall not do or permit the manufacture, sale, purchase, use or gift of any fermented, intoxicating or alcoholic beverages without obtaining written consent of Landlord.

     21.  Tenant shall not disturb the quiet enjoyment of any other tenant.

     22. Tenant shall not provide any janitorial services or cleaning without Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor or cleaning contractor or employees at all times satisfactory to Landlord.

     23. Landlord may retain a pass key to the Premises and be allowed admittance thereto at all times to enable its representatives to examine the Premises from time to time and to exhibit the same and Landlord may place and keep on the windows and doors of the Premises at any time signs advertising the Premises for rent.

     24. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without the prior written consent of Landlord, and then only at the expense and risk of Tenant, and they shall be of such shape, color, material, quality, design and make as may be approved by Landlord.

     25. Tenant shall not during the term of this Lease canvas or solicit other tenants of the Building for any purposes.

     26. Tenant shall not install or operate any phonograph, musical or sound producing instrument or device, radio receiver or transmitter, TV receiver or transmitter, or similar device in the Building, nor install or operate any antenna, aerial, wires or other equipment inside or outside the Building, nor operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or

                                   APPENDIX C
                                  Page 3 of 4
elsewhere, without in each instance the prior written approval of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed.

     27.  Tenant shall promptly remove all rubbish and waste from the Premises.

     28. Tenant shall not exhibit, sell or offer for sale, rent or exchange in the Premises or at the Project any article, thing or service except those ordinarily embraced within the use of the Premises specified in Section 6 of this Lease, without the prior written consent of Landlord.

     29. Tenant shall list all furniture, equipment and similar articles Tenant desires to remove from the Premises or the Building and deliver a copy of such list to Landlord and procure a removal permit from the Office of the Building authorizing Building employees to permit such articles to be removed.

     30. Tenant shall not overload any floors in the Premises or any public corridors or elevators in the Building.

     31. Tenant shall not do any painting in the Premises, or mark, paint, cut or drill into, drive nails of screws into, or in any way deface any part of the Premises or the Building, outside or inside, without the prior written consent of Landlord.

     32. Whenever Landlord's consent, approval or satisfaction is required under these Rules, then unless otherwise stated any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord's sole discretion, and Landlord's satisfaction shall be determined in its sole judgment.

     33. Tenant and its employees shall cooperate in all fire drills conducted by Landlord in the Building.

                                   APPENDIX C
                                   Page 4 of 4

                                   APPENDIX D

                        TENANT IMPROVEMENT WORK AGREEMENT

     1. TENANT'S WORK. An Acceptable Contractor (hereinafter defined) shall improve the Premises pursuant to the architectural plans and specifications prepared by ___________________ dated ________________ ( the "Architectural
Plans") at Tenant's sole cost and expense. An Acceptable Contractor's (hereinafter defined) improvement of the Premises in accordance with the Architectural Plans is sometimes referred to herein as the "Tenant's Work". If, pursuant to the terms of this Appendix D, any changes are made to the Architectural Plans, any additional work resulting therefrom, (the "Additional Work"), shall be at Tenant's sole cost and expense. For purposes of this Lease, Tenant's Work and any Additional Work are sometimes collectively referred to herein as the "Build-Out".

     Tenant shall have the Build-out performed by a contractor of Tenant's choice whom shall be acceptable to Landlord provided Landlord is given a copy of its insurance certificate (the "Acceptable Contractors").

     Such Acceptable Contractor shall perform such work subject to, and in accordance with the requirements of subsections (1) - (5) of Section 5A of this Lease.




































                                   APPENDIX D
                                   Page 1 of 4

     2. ADDITIONAL WORK. Landlord has no obligation to do or pay for any work to the Premises (or any plans or specifications relating thereto).

     If Tenant shall require Additional Work in the Premises in addition to or in substitution for Tenant's Work, Tenant shall deliver to Landlord for its approval final Architectural Plans for such Additional Work. If Landlord does not approve of the Architectural Plans for the Additional Work, as delivered by Tenant, Landlord shall advise Tenant generally of the changes required in such Plans so that they will meet with Landlord's approval. Tenant shall cause the Architectural Plans for the Additional Work to be revised and delivered to Landlord for its final review and approval within five (5) business days after Tenant's receipt of such advice or Tenant shall be deemed to have abandoned its request for such Additional Work. All Architectural Plans and Engineering Plans (as hereinafter defined) for the Additional Work (together with any changes to the Architectural Plans for Tenant's Work which may be required as a result thereof) shall be prepared and completed at Tenant's sole cost and expense.

     If no additional work is required to be performed pursuant to and in accordance with the foregoing provisions of this Section 2, the alterations and improvement to be made to the Premises shall be limited to Tenant's Work and any additional alterations and improvements to the Premises desired by Tenant shall be made after the commencement of the term of said Lease and shall be subject to the provisions of Section 5 of the Lease

     All designs for public areas must conform to Building Standard and be approved by the Landlord.

     3.   COMMENCEMENT OF RENT.
































                                   APPENDIX D
                                   Page 2 of 4

     4. ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM. Landlord, at Landlord's discretion may permit Tenant and Tenant's agents to enter to premises prior to the date specified as the commencement date of the Lease in order that Tenant may make the Premises ready for tenant's use and occupancy. If Landlord permits such entry prior to the commencement of the Term, such permission shall constitute a license only and not a lease and such license shall be conditioned upon: (a) Tenant working in harmony and not interfering with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers in doing Tenant's Work, "special work" or Additional work, if any, or Landlord's work in the Building or with other tenants and occupants of the Building; (b) except for an Acceptable Contractor who shall be governed by Section 1 of this Appendix D, Tenant obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant and depositing with Landlord in advance of any work (i) security satisfactory to Landlord for the completion thereof (ii) general contractor's affidavit for proposed work and waiver of lien from general contractor, all subcontractors and suppliers of material; and (c) Tenant furnishing Landlord with such insurance and other security as Landlord may require against liabilities which may arise out of such entry. Landlord shall have the right to withdraw such license for any reason upon twenty-four (24) hours' written notice to Tenant. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed or installations made in the Premises prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and Tenant agrees to protect, defend, indemnify and save harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises or the Building. Tenant further agrees that any entry and occupation permitted under this paragraph shall be governed by Section 5 of the Lease and all other terms of the Lease.

                                   APPENDIX D
                                   Page 3 of 4

     5.   MISCELLANEOUS.

          (a) Except to the extent otherwise indicated herein, the initially capitalized terms used in this Appendix D shall have the meanings assigned to them in the Lease.

          (b) The terms and provisions of this Appendix D are intended to supplement and are specifically subject to all the terms and provisions of the Lease.

          (c) This Appendix D may not be amended or modified other than by supplemental written agreement executed by authorized representatives of the parties hereto.


                                   APPENDIX D
                                   Page 4 of 4

                             EXHIBIT A TO APPENDIX D

                               SPECIFICATIONS FOR
                      BUILDING STANDARD TENANT IMPROVEMENTS

     The following work shall be performed for or by the Landlord in accordance with Building Standard Specifications:

1.   DOORS
     -----

     (a) Primarily Entrance - one per tenant space. Prefinished metal frame with glass sidelight and 3' -0" x 8' -4" x 1' -3/4" wood door faced with solid color plastic laminate and with aluminum latch set, hinges and closer.

     (b) Secondary Entrance - one per tenant space in excess of 2,000 rentable square feet. Prefinished metal frame with 3' -0" x 8' - 4" x 1' -3/4" wood door faced with solid color plastic laminate and with aluminum lockset, hinges and closer.

     (c) Interior - one door per 450 square feet of tenant area. Prefinished metal frame with 3' -0" x 8' -4" x 1' -3/4" wood door faced with solid color plastic laminate and with aluminum latch set, hinges and stop.

2.   PARTITIONS
     ----------

     (a) Demising, as required - fire related wall with gypsum board surface and with full height sound conditioning insulation from floor to 6" below slab above (return air plenum ceiling).

     (b) Interior - one lineal foot of partition per 15 square feet of tenant area. Metal studs at 24" O.C. with gypsum board and vinyl base on each side.

3.   FLOORS
     ------

     Carpeting at allowance of $1.00 per square foot of tenant area.

4.   CEILINGS
     --------

     2' x 4' suspended lay-in-acoustical tile at 8' -6" height by U.S. Gypsum Co. or equivalent manufacturer.

5.   WALL FINISH
     -----------

     Two coats of Building Standard paint in Landlord's color to be selected by Tenant.

6.   ELECTRICAL
     ----------

     (a) Lighting Fixtures - 2' x 4' Building Standard recessed fluorescent fixtures. One fixture per 100 square feet of tenant space. One light switch per 300 square feet of tenant area.

     (b)  Duplex Wall Receptacles - one per 250 square feet of tenant area.





                             EXHIBIT A to APPENDIX D
                                   Page 1 of 2

     (c)  Telephone wall outlet - one per 300 square foot of tenant area

     (d)  All conduit and boxes will be plenum approved.

7.   HVAC
     ----

     Air conditioning system which shall, within tolerance normal in first class office buildings, be capable of maintaining 75 degrees during the cooling season and 72 degrees during the heating season. This is based upon an occupancy density of not more than 1 person per 100 square feet of floor area, and a maximum electrical lighting and office machine load of 3.0 watts per square foot of floor area.

8.   FIRE CONTROL SYSTEM
     -------------------

     One semi-recessed chrome finished sprinkler head per 225 square feet of tenant area, 7'6" off any wall.

9.   WINDOWS
     -------

     Window Covering - 1" horizontal metal blinds in Building Standard color at all perimeter windows.




























                             EXHIBIT A to APPENDIX D
                                   Page 2 of 2

                                   APPENDIX E

                    MORTGAGES CURRENTLY AFFECTING THE PROJECT
                    -----------------------------------------

                                      None.